UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM N-Q

QUARTERLY SCHEDULE OF PORTFOLIO HOLDINGS OF REGISTERED
MANAGEMENT INVESTMENT COMPANY

Investment Company Act file number:	811-07972

Exact name of registrant as specified in charter:	Delaware Group® Adviser Funds

Address of principal executive offices:	2005 Market Street
Philadelphia, PA 19103

Name and address of agent for service:	David F. Connor, Esq.
2005 Market Street
Philadelphia, PA 19103

Registrant’s telephone number, including area code:	(800) 523-1918

Date of fiscal year end:	October 31

Date of reporting period:	January 31, 2014

Item 1. Schedule of Investments.

Schedule of investments
Delaware Diversified Income Fund	January 31, 2014 (Unaudited)

	Principal amount°	Value (U.S. $)
Agency Asset-Backed Securities – 0.02%
Fannie Mae Grantor Trust
Series 2003-T4 2A5 5.407% 9/26/33	905,347	$998,481
Fannie Mae Whole Loan
Series 2001-W2 AS5 6.473% 10/25/31	1,382	1,456
Series 2002-W11 AV1 0.498% 11/25/32 •	9,257	8,443
Total Agency Asset-Backed Securities (cost $878,346)		1,008,380

Agency Collateralized Mortgage Obligations – 2.21%
Fannie Mae Grantor Trust
Series 1999-T2 A1 7.50% 1/19/39 •	17,330	19,390
Series 2002-T19 A1 6.50% 7/25/42	127,070	145,797
Series 2002-T4 A3 7.50% 12/25/41	176,919	202,344
Series 2004-T1 1A2 6.50% 1/25/44	59,525	68,151
Fannie Mae Interest Strip
Series 265 2 9.00% 3/1/24	8,201	9,854
Fannie Mae REMICs
Series 1990-92 C 7.00% 8/25/20	1,022	1,140
Series 1996-46 ZA 7.50% 11/25/26	176,518	202,687
Series 2001-50 BA 7.00% 10/25/41	90,399	103,964
Series 2002-83 GH 5.00% 12/25/17	181,923	192,786
Series 2002-90 A2 6.50% 11/25/42	238,136	271,889
Series 2003-26 AT 5.00% 11/25/32	4,218,560	4,393,567
Series 2003-38 MP 5.50% 5/25/23	2,733,092	3,015,295
Series 2003-78 B 5.00% 8/25/23	17,373	19,134
Series 2003-106 WE 4.50% 11/25/22	2,505,717	2,559,743
Series 2005-110 MB 5.50% 9/25/35	1,380,635	1,490,513
Series 2009-69 HL 5.00% 9/25/39	1,764,704	1,908,669
Series 2009-94 AC 5.00% 11/25/39	5,995,610	6,507,533
Series 2010-41 PN 4.50% 4/25/40	7,623,413	8,233,743
Series 2010-75 NA 4.00% 9/25/28	517,741	538,387
Series 2010-96 DC 4.00% 9/25/25	14,795,000	15,672,210
Series 2012-19 HB 4.00% 1/25/42	122,865	127,559
Series 2012-19 NI 3.50% 10/25/31 Σ	5,784,313	913,378
Series 2012-122 SD 5.942% 11/25/42 •Σ	11,491,831	2,902,589
Series 2012-124 SD 5.992% 11/25/42 •Σ	18,989,159	4,399,722
Series 2013-20 IH 3.00% 3/25/33 Σ	6,154,193	983,639
Series 2013-26 ID 3.00% 4/25/33 Σ	36,169,864	5,899,430
Series 2013-44 DI 3.00% 5/25/33 Σ	44,171,678	7,354,986
Fannie Mae Whole Loan
Series 2002-W1 2A 6.659% 2/25/42 •	18,151	21,345
Series 2002-W6 2A 6.967% 6/25/42 •	35,858	41,496
Series 2003-W1 2A 6.706% 12/25/42 •	18,188	21,425
Series 2003-W10 1A4 4.505% 6/25/43	25,886	27,503

NQ-189 [1/14] 3/14 (12253)     1

Schedule of investments
Delaware Diversified Income Fund

	Principal amount°	Value (U.S. $)
Agency Collateralized Mortgage Obligations (continued)
Fannie Mae Whole Loan
Series 2003-W15 2A7 5.55% 8/25/43	13,177	$14,103
Series 2004-W11 1A2 6.50% 5/25/44	380,854	442,826
Freddie Mac REMICs
Series 1730 Z 7.00% 5/15/24	210,491	240,596
Series 2326 ZQ 6.50% 6/15/31	607,189	681,058
Series 2557 WE 5.00% 1/15/18	2,172,576	2,303,254
Series 2621 QH 5.00% 5/15/33	31,649	34,101
Series 2622 PE 4.50% 5/15/18	3,304,990	3,488,123
Series 2624 QH 5.00% 6/15/33	32,922	35,430
Series 2717 MH 4.50% 12/15/18	59,624	63,315
Series 2762 LG 5.00% 9/15/32	958,252	966,424
Series 2809 DC 4.50% 6/15/19	1,179,991	1,249,125
Series 3123 HT 5.00% 3/15/26	41,347	44,601
Series 3150 EQ 5.00% 5/15/26	45,000	49,622
Series 3173 PE 6.00% 4/15/35	94,448	95,232
Series 3290 PE 5.50% 3/15/37	430,391	473,404
Series 3416 GK 4.00% 7/15/22	72,248	73,952
Series 3574 D 5.00% 9/15/39	306,184	333,352
Series 3656 PM 5.00% 4/15/40	11,118,918	12,096,549
Series 4065 DE 3.00% 6/15/32	1,626,000	1,584,096
Series 4122 LI 3.00% 10/15/27 Σ	1,141,347	151,941
Series 4148 SA 5.94% 12/15/42 •Σ	18,833,195	4,404,275
Series 4185 LI 3.00% 3/15/33 Σ	11,433,501	1,913,290
Series 4191 CI 3.00% 4/15/33 Σ	4,474,181	746,609
Series 4217 HI 2.50% 6/15/28 Σ	1,708,119	200,659
Freddie Mac Strips
Series 19 F 1.044% 6/1/28 •	5,117	4,934
Freddie Mac Structured Pass Through Securities
Series T-42 A5 7.50% 2/25/42 t	104,397	122,637
Series T-54 2A 6.50% 2/25/43 t	28,378	33,567
Series T-58 2A 6.50% 9/25/43 t	631,990	719,070
Series T-60 1A4C 4.795% 3/25/44 t•	4,704	4,742
GNMA
Series 2010-113 KE 4.50% 9/20/40	20,392,264	22,113,473
NCUA Guaranteed Notes Trust
Series 2010-C1 A2 2.90% 10/29/20	6,280,000	6,552,144
Vendee Mortgage Trust
Series 2000-1 1A 6.497% 1/15/30 •	7,017	8,036
Total Agency Collateralized Mortgage Obligations (cost $128,221,573)		129,494,408

2     NQ-189 [1/14] 3/14 (12253)

	Principal amount°	Value (U.S. $)
Agency Mortgage-Backed Securities – 11.91%
Fannie Mae
4.50% 5/1/41	4,025,358	$4,277,164
5.50% 1/1/36	782,190	863,137
6.00% 9/1/17	6,626	7,049
6.50% 8/1/17	73,624	81,402
7.00% 11/15/16	8,021	8,041
Fannie Mae ARM
1.865% 7/1/33 •	71,106	75,591
2.005% 11/1/24 •	2,703	2,823
2.008% 1/1/36 •	85,780	90,759
2.235% 9/1/38 •	486,206	517,515
2.277% 10/1/33 •	82,201	84,548
2.287% 12/1/33 •	4,179	4,372
2.301% 8/1/34 •	6,744	7,161
2.34% 11/1/32 •	499	532
2.342% 3/1/38 •	10,989	11,653
2.392% 11/1/33 •	180,784	188,358
2.395% 11/1/35 •	118,968	125,979
2.397% 6/1/34 •	87,842	93,117
2.411% 5/1/43 •	6,380,100	6,281,623
2.412% 6/1/37 •	9,413	10,117
2.416% 8/1/36 •	28,019	30,082
2.44% 11/1/35 •	494,901	524,146
2.452% 4/1/36 •	875	940
2.49% 7/1/36 •	66,670	72,186
2.499% 6/1/36 •	129,711	140,646
2.513% 4/1/37 •	1,274,044	1,366,552
2.518% 7/1/36 •	2,284	2,488
2.527% 6/1/34 •	1,599	1,704
2.546% 4/1/36 •	417,516	444,991
2.546% 6/1/43 •	1,446,965	1,436,493
2.592% 4/1/36 •	281,310	299,446
3.293% 9/1/43 •	5,638,954	5,785,466
5.063% 5/1/36 •	171,492	186,182
5.142% 8/1/35 •	77,128	83,045
5.817% 8/1/37 •	545,583	588,241
Fannie Mae Relocation 15 yr
4.00% 9/1/20	171,371	179,301
Fannie Mae Relocation 30 yr
5.00% 9/1/33	191,795	207,490
5.00% 11/1/33	71,840	77,695
5.00% 1/1/34	7,464	8,080
5.00% 11/1/34	39,630	42,891

NQ-189 [1/14] 3/14 (12253)     3

Schedule of investments
Delaware Diversified Income Fund

	Principal amount°	Value (U.S. $)
Agency Mortgage-Backed Securities (continued)
Fannie Mae Relocation 30 yr
5.00% 4/1/35	112,904	$122,194
5.00% 10/1/35	105,424	114,020
5.00% 1/1/36	161,463	174,707
Fannie Mae S.F. 15 yr
2.50% 7/1/27	856,001	861,671
2.50% 9/1/27	3,270,769	3,292,432
2.50% 10/1/27	5,394,986	5,430,741
2.50% 11/1/27	282,919	284,798
2.50% 2/1/28	11,798,860	11,877,215
2.50% 4/1/28	89,982	90,370
2.50% 5/1/28	2,189,561	2,199,001
3.00% 3/1/27	6,715,919	6,939,858
3.00% 4/1/27	1,222,115	1,262,869
3.00% 6/1/27	90,224	93,238
3.00% 8/1/27	3,677,364	3,800,585
3.00% 11/1/27	1,514,598	1,566,211
3.00% 4/1/28	32,008	33,099
3.00% 5/1/28	1,419,730	1,468,091
3.50% 7/1/26	5,603,813	5,913,145
3.50% 3/1/27	184,368	194,531
3.50% 11/1/28	451,774	477,006
4.00% 2/1/25	929,844	992,982
4.00% 11/1/25	15,065,555	16,146,509
4.50% 4/1/18	5,091	5,450
4.50% 3/1/19	89,999	96,329
4.50% 7/1/20	66,275	70,958
5.00% 11/1/18	228,171	244,147
5.00% 6/1/19	59,433	63,646
5.00% 9/1/20	4,677	5,033
5.00% 5/1/21	449,603	481,550
5.50% 2/1/18	52,114	56,309
5.50% 3/1/18	495	531
5.50% 11/1/18	9,517	10,280
5.50% 12/1/18	23,921	25,701
5.50% 5/1/19	72,524	77,916
5.50% 4/1/23	95,628	103,280
5.50% 6/1/23	66,524	72,761
6.00% 12/1/16	14,518	15,217
6.00% 8/1/17	32,009	33,527
6.00% 12/1/17	457	478
6.00% 9/1/19	161,055	171,480
6.00% 3/1/21	1,294	1,400

4     NQ-189 [1/14] 3/14 (12253)

	Principal amount°	Value (U.S. $)
Agency Mortgage-Backed Securities (continued)
Fannie Mae S.F. 15 yr
6.00% 9/1/21	2,919,490	$3,188,468
6.00% 2/1/22	54,033	58,277
6.00% 8/1/22	42,864	46,086
6.00% 2/1/23	5,269	5,663
Fannie Mae S.F. 15 yr TBA
2.50% 2/1/29	88,943,000	89,220,947
3.00% 2/1/29	107,275,000	110,711,147
3.50% 2/1/29	67,214,000	70,847,757
Fannie Mae S.F. 20 yr
3.00% 8/1/33	126,771	127,588
4.50% 9/1/23	937,683	1,005,765
5.00% 11/1/23	569,798	622,324
5.00% 12/1/23	180,484	197,026
5.50% 7/1/23	140,998	155,076
5.50% 2/1/24	242,983	267,380
5.50% 12/1/24	362,385	398,973
5.50% 1/1/25	281,482	309,806
5.50% 7/1/25	33,183	36,835
5.50% 11/1/25	290,471	323,844
5.50% 3/1/27	136,852	151,472
5.50% 3/1/28	150,232	166,072
5.50% 8/1/28	2,295,300	2,535,918
5.50% 12/1/29	644,448	711,829
6.00% 9/1/29	2,987,675	3,331,336
Fannie Mae S.F. 30 yr
3.00% 7/1/42	3,702,439	3,603,534
3.00% 10/1/42	58,202,512	56,647,971
3.00% 12/1/42	10,532,601	10,251,238
3.00% 1/1/43	20,897,653	20,339,403
3.00% 4/1/43	14,970,548	14,570,633
3.50% 4/1/42	11,405	11,581
3.50% 7/1/42	732,419	743,784
3.50% 9/1/42	580,810	589,904
3.50% 1/1/43	809,265	821,817
4.00% 11/1/40	2,226,604	2,334,567
4.00% 1/1/41	10,450,290	10,954,646
4.00% 10/1/41	32,274	33,835
4.00% 12/1/41	12,114	12,700
4.00% 3/1/42	4,439,306	4,653,619
4.00% 1/1/43	4,776,686	5,007,891
4.00% 5/1/43	603,634	633,357
4.50% 7/1/36	1,748,006	1,875,773

NQ-189 [1/14] 3/14 (12253)     5

Schedule of investments
Delaware Diversified Income Fund

	Principal amount°	Value (U.S. $)
Agency Mortgage-Backed Securities (continued)
Fannie Mae S.F. 30 yr
4.50% 4/1/40	2,081,022	$2,232,760
4.50% 11/1/40	5,060,632	5,430,147
4.50% 12/1/40	1,853,780	1,989,362
4.50% 2/1/41	2,454,008	2,633,611
4.50% 3/1/41	10,615,223	11,391,821
4.50% 4/1/41	105,959	113,702
4.50% 5/1/41	5,483,852	5,900,009
4.50% 8/1/41	3,523	3,781
4.50% 10/1/41	7,232,311	7,761,282
4.50% 11/1/41	5,446,741	5,842,267
4.50% 9/1/43	4,457,329	4,785,589
5.00% 4/1/33	142,732	156,497
5.00% 7/1/33	151,963	166,490
5.00% 11/1/33	162,281	177,884
5.00% 3/1/34	66,090	72,407
5.00% 4/1/34	315,426	347,160
5.00% 5/1/35	33,911	37,026
5.00% 6/1/35	4,879	5,330
5.00% 7/1/35	102,939	112,391
5.00% 8/1/35	92,372	100,890
5.00% 9/1/35	6,076	6,655
5.00% 10/1/35	1,744,844	1,905,878
5.00% 11/1/35	22,055	24,090
5.00% 8/1/36	8,299	9,066
5.00% 12/1/36	9,870	10,781
5.50% 2/1/33	3,601,681	3,978,469
5.50% 3/1/34	242,505	267,484
5.50% 4/1/34	1,307,000	1,442,731
5.50% 5/1/34	547,387	602,691
5.50% 11/1/34	1,276,982	1,407,623
5.50% 12/1/34	838,071	922,850
5.50% 1/1/35	493,341	543,516
5.50% 2/1/35	919,490	1,014,235
5.50% 4/1/35	3,171	3,517
5.50% 8/1/35	250,749	276,633
5.50% 9/1/35	3,810	4,195
5.50% 12/1/35	207,094	228,244
5.50% 3/1/36	55,211	60,682
5.50% 4/1/36	68,162	75,035
5.50% 5/1/36	186,947	207,248
5.50% 7/1/36	434,092	478,267
5.50% 9/1/36	191,882	211,494

6 NQ-189 [1/14] 3/14 (12253)

	Principal amount°	Value (U.S. $)
Agency Mortgage-Backed Securities (continued)
Fannie Mae S.F. 30 yr
5.50% 11/1/36	30,948	$34,096
5.50% 12/1/36	150,204	165,144
5.50% 1/1/37	185,634	204,649
5.50% 8/1/37	2,484,387	2,736,541
5.50% 2/1/38	1,261,904	1,390,500
6.00% 8/1/34	389,517	435,631
6.00% 11/1/34	9,581	10,711
6.00% 12/1/34	4,831	5,401
6.00% 6/1/35	3,386	3,746
6.00% 7/1/35	4,546	5,087
6.00% 9/1/35	112,152	125,337
6.00% 10/1/35	66,981	74,844
6.00% 11/1/35	32,083	35,871
6.00% 12/1/35	760,579	850,576
6.00% 7/1/36	33,743	37,543
6.00% 8/1/36	351,467	389,393
6.00% 9/1/36	232,150	257,704
6.00% 3/1/37	30,856	34,199
6.00% 8/1/37	1,101,180	1,230,117
6.00% 9/1/37	516,184	573,104
6.00% 1/1/38	186,032	206,466
6.00% 5/1/38	752	831
6.00% 6/1/38	250,914	278,957
6.00% 8/1/38	408,917	452,677
6.00% 10/1/38	8,999	10,004
6.00% 12/1/38	13,387	14,868
6.00% 9/1/39	1,553	1,717
6.00% 3/1/40	2,946	3,256
6.00% 5/1/41	30,441	33,691
6.50% 2/1/36	1,390,452	1,552,000
6.50% 3/1/36	76,070	86,260
6.50% 8/1/36	95,169	106,041
6.50% 11/1/36	540,404	602,337
6.50% 3/1/37	12,066	13,444
6.50% 8/1/37	105,379	117,416
6.50% 9/1/37	1,329,825	1,481,733
6.50% 1/1/38	2,262	2,573
6.50% 10/1/38	56,642	63,477
7.00% 8/1/32	71,438	80,866
7.00% 9/1/32	67,310	76,006
7.00% 2/1/36	16,078	18,665
7.00% 4/1/37	11,938	13,226

NQ-189 [1/14] 3/14 (12253)     7

Schedule of investments
Delaware Diversified Income Fund

	Principal amount°	Value (U.S. $)
Agency Mortgage-Backed Securities (continued)
Fannie Mae S.F. 30 yr
7.00% 12/1/37	8,051	$9,133
7.50% 1/1/31	1,474	1,718
7.50% 3/1/32	25,627	30,965
7.50% 4/1/32	17,031	19,593
7.50% 6/1/34	26,327	30,454
7.50% 10/1/34	18,391	21,234
Fannie Mae S.F. 30 yr TBA
4.00% 2/1/44	5,600,000	5,866,000
4.50% 3/1/44	29,822,000	31,895,562
Freddie Mac
4.50% 1/1/41	7,316,788	7,745,134
Freddie Mac ARM
2.265% 10/1/36 •	59,010	63,365
2.342% 12/1/33 •	262,827	279,399
2.35% 4/1/33 •	2,117	2,141
2.357% 2/1/37 •	684,647	738,392
2.36% 12/1/33 •	52,471	55,266
2.406% 8/1/37 •	8,486	9,070
2.464% 4/1/34 •	21,937	23,235
2.499% 7/1/36 •	313,717	336,107
2.512% 5/1/35 •	254,666	272,400
2.553% 3/1/36 •	90,433	96,369
6.022% 10/1/37 •	4,136	4,372
6.239% 10/1/37 •	106,569	113,206
Freddie Mac Relocation 15 yr
3.50% 10/1/18	49,092	49,926
Freddie Mac Relocation 30 yr
5.00% 9/1/33	201,291	218,004
6.50% 10/1/30	698	749
Freddie Mac S.F. 15 yr
3.00% 12/1/26	173,522	179,174
3.50% 10/1/26	1,129,895	1,192,265
4.00% 11/1/26	2,331,479	2,481,925
4.50% 5/1/20	1,047,337	1,119,810
5.00% 6/1/18	361,353	385,912
5.00% 4/1/20	473,534	505,904
5.00% 7/1/23	103,466	112,449
5.50% 7/1/14	133	142
6.00% 4/1/17	5,637	5,890
Freddie Mac S.F. 20 yr
5.00% 10/1/23	66,672	72,495
5.00% 3/1/24	558,212	606,905

8     NQ-189 [1/14] 3/14 (12253)

	Principal amount°	Value (U.S. $)
Agency Mortgage-Backed Securities (continued)
Freddie Mac S.F. 20 yr
5.00% 9/1/25	2,923,380	$3,176,280
5.00% 12/1/29	202,765	221,343
5.50% 1/1/23	11,217	12,269
Freddie Mac S.F. 30 yr
3.00% 10/1/42	4,690,075	4,555,641
3.00% 11/1/42	5,415,102	5,260,653
3.50% 11/1/41	199,279	201,983
3.50% 4/1/42	62,237	63,055
4.00% 11/1/40	4,107,501	4,293,430
4.00% 12/1/40	624,860	653,281
4.00% 2/1/41	198,395	207,482
4.00% 2/1/42	2,368,792	2,476,553
4.50% 7/1/39	1,208,464	1,293,800
4.50% 10/1/39	6,959,578	7,451,947
4.50% 3/1/42	10,974,064	11,756,128
4.50% 10/1/43	2,068,346	2,227,627
5.00% 3/1/34	117,595	128,440
5.00% 4/1/35	38,824	42,367
5.00% 6/1/36	24,435	26,596
5.50% 2/1/35	15,773	17,314
5.50% 3/1/40	1,896,283	2,072,984
6.00% 12/1/33	16,190	18,109
6.00% 11/1/34	64,344	71,019
6.00% 2/1/36	2,616,994	2,916,196
6.00% 10/1/37	21,410	23,579
6.00% 6/1/38	12,922	14,233
6.00% 8/1/38	4,933,112	5,485,846
6.50% 10/1/32	1,752	1,954
6.50% 8/1/38	497,115	554,059
7.00% 11/1/33	214,355	247,406
Freddie Mac S.F. 30 yr TBA
5.50% 3/1/44	2,334,000	2,553,633
GNMA I S.F. 30 yr
7.00% 5/15/28	122,368	142,578
7.00% 12/15/34	2,519,005	2,972,940
7.50% 10/15/30	1,502	1,713
7.50% 2/15/32	424	506
9.50% 9/15/17	2,177	2,356
10.00% 7/15/17	2,232	2,244
Total Agency Mortgage-Backed Securities (cost $696,113,772)		699,036,818

NQ-189 [1/14] 3/14 (12253)     9

Schedule of investments
Delaware Diversified Income Fund

	Principal amount°	Value (U.S. $)
Commercial Mortgage-Backed Securities – 2.75%
Bank of America Merrill Lynch Mortgage Trust
Series 2005-CIP1 A2 4.96% 7/12/38	59,843	$59,882
Bear Stearns Commercial Mortgage Securities
Series 2005-PW10 A4 5.405% 12/11/40 •	7,026,000	7,439,909
Bear Stearns Commercial Mortgage Securities Trust
Series 2006-PW12 A4 5.71% 9/11/38 •	8,134,000	8,900,044
CD1 Commercial Mortgage Trust
Series 2005-CD1 C 5.219% 7/15/44 •	3,615,000	3,758,244
Citigroup Commercial Mortgage Trust
Series 2012-GC8 A4 3.024% 9/10/45	4,450,000	4,333,147
Commercial Mortgage Pass Through Certificates
Series 2005-C6 A5A 5.116% 6/10/44 •	4,470,000	4,698,328
Series 2013-CR12 A4 4.046% 10/10/46 t	3,625,000	3,738,883
Credit Suisse Commercial Mortgage Trust
Series 2006-C1 AAB 5.465% 2/15/39 •	201,885	205,810
DB-UBS Mortgage Trust
Series 2011-LC1A A3 144A 5.002% 11/10/46 #	5,074,000	5,667,562
FREMF Mortgage Trust
Series 2010-K7 B 144A 5.435% 4/25/20 #•	2,860,000	3,110,836
Series 2011-K702 B 144A 4.77% 4/25/44 #•	4,780,000	5,078,415
General Electric Capital Commercial Mortgage
Series 2005-C4 A4 5.311% 11/10/45 •	108,000	114,681
Goldman Sachs Mortgage Securities II
Series 2005-GG4 A4A 4.751% 7/10/39	6,753,003	6,984,672
Series 2006-GG6 A4 5.553% 4/10/38 •	8,405,000	9,034,072
Series 2010-C1 A2 144A 4.592% 8/10/43 #	9,975,000	10,920,929
Series 2010-C1 C 144A 5.635% 8/10/43 #•	4,640,000	5,090,553
Hilton USA Trust
Series 2013-HLT AFX 144A 2.662% 11/5/30 #	3,945,000	3,968,670
JPMorgan Chase Commercial Mortgage Securities Trust
Series 2006-LDP8 AM 5.44% 5/15/45	6,732,000	7,385,684
Series 2011-C5 A3 4.171% 8/15/46	5,445,000	5,790,387
Lehman Brothers-UBS Commercial Mortgage Trust
Series 2004-C1 A4 4.568% 1/15/31	791,777	817,804
Series 2005-C3 B 4.895% 7/15/40 •	2,980,000	3,064,379
Morgan Stanley Capital I
Series 2005-HQ7 AJ 5.207% 11/14/42 •	2,035,000	2,139,249
Series 2005-HQ7 C 5.207% 11/14/42 •	13,733,000	13,669,402
Series 2006-T21 B 144A 5.314% 10/12/52 #•	2,000,000	2,103,766
Series 2007-T27 A4 5.65% 6/11/42 •	11,915,500	13,425,218
Timberstar Trust
Series 2006-1A A 144A 5.668% 10/15/36 #	9,295,000	10,142,946
Series 2006-1A C 144A 5.884% 10/15/36 #	4,500,000	4,850,046

10     NQ-189 [1/14] 3/14 (12253)

	Principal amount°	Value (U.S. $)
Commercial Mortgage-Backed Securities (continued)
VNO Mortgage Trust
Series 2012-6AVE A 144A 2.996% 11/15/30 #	9,155,000	$8,757,902
WF-RBS Commercial Mortgage Trust
Series 2012-C9 A3 2.87% 11/15/45	6,440,000	6,178,105
Total Commercial Mortgage-Backed Securities (cost $160,314,714)		161,429,525

Convertible Bonds – 2.26%
Advanced Micro Devices 6.00% exercise price $28.08,
expiration date 4/30/15	4,292,000	4,501,235
Alaska Communications Systems Group 144A 6.25%
exercise price $10.28, expiration date 4/27/18 #	5,531,000	4,715,178
Alere 3.00% exercise price $43.98, expiration date
5/15/16	4,499,000	5,095,118
Ares Capital 5.75% exercise price $19.13, expiration date
2/1/16	3,344,000	3,632,420
ArvinMeritor 4.00% exercise price $26.73, expiration date
2/12/27 ϕ	6,575,000	6,501,031
BGC Partners 4.50% exercise price $9.84, expiration date
7/13/16	4,053,000	4,263,249
Blackstone Mortgage Trust 5.25% exercise price $28.66,
expiration date 12/1/18	3,219,000	3,484,568
Blucora 144A 4.25% exercise price $21.66, expiration date
3/29/19 #	491,000	665,305
Chesapeake Energy 2.25% exercise price $85.40,
expiration date 12/14/38	1,000,000	936,875
Ciena 144A 3.75% exercise price $20.17, expiration date
10/15/18 #	3,142,000	4,491,096
Dendreon 2.875% exercise price $51.24, expiration date
1/13/16	3,121,000	2,254,922
Energy XXI Bermuda 144A 3.00% exercise price $40.40,
expiration date 12/13/18 #	2,357,000	2,264,193
Equinix 4.75% exercise price $84.32, expiration date
6/13/16	1,902,000	4,337,749
General Cable 5.00% exercise price $35.88, expiration
date 11/15/29 ϕ	5,104,000	5,499,560
Gilead Sciences 1.625% exercise price $22.71, expiration
date 5/1/16	1,334,000	4,727,369
Helix Energy Solutions Group 3.25% exercise price
$25.02, expiration date 3/12/32	3,433,000	3,892,164
Hologic 2.00% exercise price $31.17, expiration date
2/27/42 *ϕ	3,514,000	3,568,906
Illumina 144A 0.25% exercise price $83.55, expiration date
3/11/16 #	1,990,000	3,661,600
Intel 3.25% exercise price $21.94, expiration date 8/1/39	2,201,000	2,909,458

NQ-189 [1/14] 3/14 (12253)     11

Schedule of investments
Delaware Diversified Income Fund

	Principal amount°	Value (U.S. $)
Convertible Bonds (continued)
Jefferies Group 3.875% exercise price $45.51, expiration
date 10/31/29	3,723,000	$3,948,707
L-3 Communications Holdings 3.00% exercise price
$90.24, expiration date 8/1/35	3,343,000	4,205,912
Lexington Realty Trust 144A 6.00% exercise price $6.76,
expiration date 1/11/30 #	2,233,000	3,579,778
Liberty Interactive 144A 0.75% exercise price $1,000.00,
expiration date 3/30/43 #	3,140,000	3,787,625
Liberty Interactive 144A 1.00% exercise price $74.31,
expiration date 9/28/43 #	2,829,000	2,926,247
MGM Resorts International 4.25% exercise price $18.58,
expiration date 4/10/15	1,746,000	2,454,221
Mylan 3.75% exercise price $13.32, expiration date
9/15/15	895,000	3,066,494
Nuance Communications 2.75% exercise price $32.30,
expiration date 11/1/31	3,937,000	3,922,236
NuVasive 2.75% exercise price $42.13, expiration date
6/30/17	7,111,000	8,364,314
Peabody Energy 4.75% exercise price $57.95, expiration
date 12/15/41 *	7,059,000	5,550,139
Ryman Hospitality Properties 144A 3.75% exercise price
$21.38, expiration date 9/29/14 #	1,675,000	3,243,219
SanDisk 1.50% exercise price $52.00, expiration date
8/11/17	2,731,000	4,006,036
SBA Communications 4.00% exercise price $30.38,
expiration date 9/29/14	751,000	2,297,121
Titan Machinery 3.75% exercise price $43.17, expiration
date 4/30/19	3,641,000	3,133,536
Vantage Drilling 144A 5.50% exercise price $2.39,
expiration date 7/15/43 #	989,000	1,029,178
Vector Group 2.50% exercise price $17.62, expiration date
1/14/19 •	2,008,000	2,445,270
VeriSign 3.25% exercise price $34.37, expiration date
8/15/37	1,796,000	3,226,065
Total Convertible Bonds (cost $119,392,718)		132,588,094

Corporate Bonds – 58.29%
Automotive – 0.59%
American Axle & Manufacturing
6.25% 3/15/21	4,810,000	5,134,675
7.75% 11/15/19	162,000	184,680
Chassix 144A 9.25% 8/1/18 #	825,000	884,812
Chrysler Group 8.25% 6/15/21	6,011,000	6,769,889
Ford Motor 7.45% 7/16/31	9,269,000	11,679,719

12     NQ-189 [1/14] 3/14 (12253)

		Principal amount°	Value (U.S. $)
Corporate Bonds (continued)
Automotive (continued)
International Automotive Components Group 144A
9.125% 6/1/18 #		89,000	$93,228
LKQ 144A 4.75% 5/15/23 #		1,660,000	1,547,950
Meritor 6.75% 6/15/21		2,195,000	2,304,750
Tomkins 9.00% 10/1/18		1,290,000	1,404,488
TRW Automotive 144A 4.50% 3/1/21 #		4,570,000	4,649,975
			34,654,166
Banking – 6.73%
Australia & New Zealand Banking Group 2.625% 12/10/18	CAD	1,683,000	1,518,259
Banco de Costa Rica 144A 5.25% 8/12/18 #		7,300,000	7,263,500
Banco do Brasil 144A 3.75% 7/25/18 #	EUR	3,025,000	4,182,617
Banco Nacional de Costa Rica 144A 4.875% 11/1/18 #		4,305,000	4,212,442
Banco Santander Mexico
144A 4.125% 11/9/22 #		6,360,000	5,962,500
144A 5.95% 1/30/24 #*•		4,480,000	4,564,000
Bancolombia 5.95% 6/3/21 *		4,087,000	4,281,132
Bank of America
2.60% 1/15/19		5,400,000	5,437,049
4.125% 1/22/24		8,695,000	8,797,192
Bank of Georgia 144A 7.75% 7/5/17 #		5,055,000	5,291,953
Barclays Bank 7.625% 11/21/22 *		9,770,000	10,405,050
BB&T
3.95% 3/22/22		250,000	254,997
5.25% 11/1/19		13,969,000	15,857,050
BBVA Banco Continental 144A 3.25% 4/8/18 #		6,845,000	6,845,000
BBVA Bancomer 144A 6.50% 3/10/21 #		7,925,000	8,549,094
Branch Banking & Trust 0.564% 9/13/16 •		5,010,000	4,976,188
City National 5.25% 9/15/20 *		12,825,000	14,109,808
Credit Agricole 144A 7.875% 1/29/49 #*•		2,545,000	2,586,356
Credit Suisse 144A 6.50% 8/8/23 #		9,325,000	9,931,125
Credit Suisse Group 144A 7.50% 12/11/49 #•		4,720,000	4,973,747
Dexia Credit Local 144A 2.25% 1/30/19 #		5,530,000	5,542,691
Fifth Third Bancorp 4.30% 1/16/24		4,545,000	4,544,050
Goldman Sachs Group
2.625% 1/31/19		6,905,000	6,918,907
4.319% 8/8/18 •	AUD	4,960,000	4,430,072
HBOS 144A 6.75% 5/21/18 #		6,840,000	7,791,895
HBOS Capital Funding 144A 6.071% 6/29/49 #•		10,276,000	10,327,380
ING Bank 144A 5.80% 9/25/23 #		12,455,000	13,062,405
JPMorgan Chase
3.875% 2/1/24		7,020,000	7,022,373

NQ-189 [1/14] 3/14 (12253)     13

Schedule of investments
Delaware Diversified Income Fund

		Principal amount°	Value (U.S. $)
Corporate Bonds (continued)
Banking (continued)
JPMorgan Chase
4.25% 11/2/18	NZD	9,680,000	$7,509,802
4.85% 2/1/44		2,010,000	2,013,423
6.75% 8/29/49 •		6,525,000	6,645,712
KeyBank 6.95% 2/1/28		17,740,000	21,612,287
Morgan Stanley
1.087% 1/24/19 •		3,119,000	3,101,743
2.50% 1/24/19		4,160,000	4,153,868
4.10% 5/22/23		7,495,000	7,312,939
5.00% 11/24/25		8,775,000	8,922,569
7.375% 2/22/18 *	AUD	5,466,000	5,245,160
7.60% 8/8/17	NZD	7,138,000	6,116,637
National City Bank 0.612% 6/7/17 •		9,875,000	9,776,615
Northern Trust 3.95% 10/30/25		4,480,000	4,504,604
PNC Preferred Funding Trust II 144A 1.465% 3/31/49 #•		13,400,000	12,060,000
Rabobank 4.625% 12/1/23		8,865,000	8,993,330
RBS Capital Trust I 2.112% 12/29/49 •		3,925,000	3,826,875
Russian Agricultural Bank 144A 5.10% 7/25/18 #*		2,500,000	2,534,375
Santander Holdings USA 3.45% 8/27/18		5,675,000	5,890,650
Santander UK 144A 5.00% 11/7/23 #		10,050,000	10,170,580
Sberbank of Russia 144A 4.95% 2/7/17 #		6,310,000	6,680,712
SVB Financial Group 5.375% 9/15/20 *		5,120,000	5,773,230
Turkiye Is Bankasi 144A 7.85% 12/10/23 #		3,865,000	3,662,088
U.S. Bank North America 4.95% 10/30/14		4,535,000	4,693,984
USB Capital IX 3.50% 10/29/49 •		27,182,000	21,745,600
VEB Finance
144A 4.224% 11/21/18 #*		1,570,000	1,556,262
144A 6.025% 7/5/22 #		3,585,000	3,629,812
Wells Fargo 3.00% 1/22/21		5,000,000	5,030,350
Yapi ve Kredi Bankasi 144A 5.25% 12/3/18 #		4,435,000	4,213,250
Zions Bancorp
4.50% 3/27/17		6,835,000	7,287,320
4.50% 6/13/23		6,790,000	6,789,260
7.75% 9/23/14		3,760,000	3,901,613
			394,993,482
Basic Industry – 4.75%
AK Steel 7.625% 5/15/20 *		3,259,000	3,234,558
Alpek 144A 4.50% 11/20/22 #		6,440,000	6,101,900
ArcelorMittal
6.125% 6/1/18		3,732,000	4,072,545
10.35% 6/1/19		12,195,000	15,304,725
Barrick North America Finance 5.75% 5/1/43		4,815,000	4,475,302

14     NQ-189 [1/14] 3/14 (12253)

	Principal amount°	Value (U.S. $)
Corporate Bonds (continued)
Basic Industry (continued)
Braskem Finance 6.45% 2/3/24	2,960,000	$2,914,120
Builders FirstSource 144A 7.625% 6/1/21 #*	3,025,000	3,198,938
Cemex Espana Luxembourg 144A 9.25% 5/12/20 #	6,380,000	6,931,870
CF Industries
6.875% 5/1/18	18,254,000	21,356,651
7.125% 5/1/20	2,841,000	3,385,145
Cia Minera Ares 144A 7.75% 1/23/21 #	2,830,000	2,833,538
Clearwater Paper 4.50% 2/1/23	3,990,000	3,650,850
Dow Chemical 8.55% 5/15/19	33,026,000	42,540,163
FMC 4.10% 2/1/24	6,140,000	6,258,484
FMG Resources August 2006
144A 6.875% 4/1/22 #*	19,258,000	20,870,858
144A 7.00% 11/1/15 #*	2,459,000	2,560,557
Georgia-Pacific 8.00% 1/15/24	16,271,000	21,503,103
HD Supply
7.50% 7/15/20 *	2,684,000	2,878,590
11.00% 4/15/20	2,855,000	3,404,588
Headwaters 7.625% 4/1/19	6,122,000	6,642,370
Immucor 11.125% 8/15/19	3,332,000	3,760,995
Inmet Mining 144A 8.75% 6/1/20 #	82,000	93,685
International Paper 7.50% 8/15/21	6,995,000	8,800,437
JMC Steel Group 144A 8.25% 3/15/18 #	97,000	100,638
LSB Industries 144A 7.75% 8/1/19 #	1,300,000	1,384,500
LyondellBasell Industries 5.75% 4/15/24	4,000,000	4,588,012
Masonite International 144A 8.25% 4/15/21 #	103,000	113,300
MMC Finance 144A 5.55% 10/28/20 #	5,526,000	5,470,740
Mosaic 5.625% 11/15/43	6,460,000	6,654,898
New Gold 144A 6.25% 11/15/22 #	232,000	223,880
Nortek 8.50% 4/15/21	5,564,000	6,176,040
Novelis 8.75% 12/15/20	5,145,000	5,736,675
Perstorp Holding 144A 8.75% 5/15/17 #*	2,825,000	3,029,812
PhosAgro 144A 4.204% 2/13/18 #	7,978,000	7,868,302
PolyOne 5.25% 3/15/23	3,470,000	3,400,600
Rio Tinto Finance USA 3.50% 11/2/20	250,000	256,622
Rock-Tenn 3.50% 3/1/20	4,111,000	4,175,855
Rockwood Specialties Group 4.625% 10/15/20	2,189,000	2,232,780
Ryerson
9.00% 10/15/17	3,784,000	4,100,910
11.25% 10/15/18 *	1,584,000	1,738,440
Samarco Mineracao 144A 5.75% 10/24/23 #	4,130,000	3,995,775
Taminco Global Chemical 144A 9.75% 3/31/20 #	2,421,000	2,747,835
TPC Group 144A 8.75% 12/15/20 #	2,852,000	3,080,160

NQ-189 [1/14] 3/14 (12253)     15

Schedule of investments
Delaware Diversified Income Fund

	Principal amount°	Value (U.S. $)
Corporate Bonds (continued)
Basic Industry (continued)
US Coatings Acquisition 144A 7.375% 5/1/21 #*	4,585,000	$4,963,262
Vale Overseas
5.625% 9/15/19	2,910,000	3,178,776
6.25% 1/23/17	500,000	557,000
Vedanta Resources 144A 6.00% 1/31/19 #*	6,540,000	6,229,350
		278,778,134
Brokerage – 0.56%
Jefferies Group
5.125% 1/20/23	6,470,000	6,721,405
6.45% 6/8/27	3,795,000	4,045,368
6.50% 1/20/43	2,445,000	2,543,335
Lazard Group
4.25% 11/14/20	1,255,000	1,296,606
6.85% 6/15/17	15,689,000	17,998,217
		32,604,931
Capital Goods – 2.06%
Accudyne Industries 144A 7.75% 12/15/20 #*	1,370,000	1,459,050
Ball
4.00% 11/15/23	5,865,000	5,381,138
5.00% 3/15/22	2,715,000	2,711,606
Berry Plastics 9.75% 1/15/21	5,165,000	5,965,575
BOE Merger 144A PIK 9.50% 11/1/17 #T	290,000	307,400
Cemex
144A 4.989% 10/15/18 #•	3,645,000	3,790,800
144A 9.50% 6/15/18 #	1,345,000	1,516,488
Consolidated Container 144A 10.125% 7/15/20 #	3,016,000	3,212,040
Crane
2.75% 12/15/18	3,675,000	3,731,650
4.45% 12/15/23	3,385,000	3,480,802
Crown Americas 4.50% 1/15/23	2,075,000	1,976,438
ENA Norte Trust 144A 4.95% 4/25/23 #	4,397,278	4,305,595
Ingersoll-Rand Global Holding
144A 2.875% 1/15/19 #	1,906,000	1,920,299
144A 4.25% 6/15/23 #	16,785,000	17,121,422
Metalloinvest Finance
144A 5.625% 4/17/20 #	6,355,000	6,132,575
144A 6.50% 7/21/16 #	1,005,000	1,050,225
Milacron 144A 7.75% 2/15/21 #	3,335,000	3,555,944
OAS Investments 144A 8.25% 10/19/19 #	5,530,000	5,343,362
Plastipak Holdings 144A 6.50% 10/1/21 #	3,655,000	3,764,650
Reynolds Group Issuer
8.25% 2/15/21 *	4,065,000	4,339,388

16     NQ-189 [1/14] 3/14 (12253)

		Principal amount°	Value (U.S. $)
Corporate Bonds (continued)
Capital Goods (continued)
Reynolds Group Issuer
9.00% 4/15/19		12,220,000	$13,090,675
9.875% 8/15/19		110,000	122,100
Sealed Air 144A 6.50% 12/1/20 #		4,615,000	4,995,738
TransDigm 7.50% 7/15/21		3,825,000	4,159,688
URS 5.00% 4/1/22 *		5,745,000	5,899,345
Votorantim Cimentos 144A 7.25% 4/5/41 #		12,650,000	11,764,500
			121,098,493
Communications – 9.52%
AMC Networks 4.75% 12/15/22		4,670,000	4,576,600
America Movil 5.00% 3/30/20		10,870,000	11,884,247
American Tower 5.00% 2/15/24		3,260,000	3,438,619
American Tower Trust I
144A 1.551% 3/15/43 #		4,230,000	4,159,444
144A 3.07% 3/15/23 #		10,175,000	9,810,710
AT&T
2.375% 11/27/18		3,580,000	3,613,033
4.30% 12/15/42		5,370,000	4,652,176
Bell Canada 3.35% 3/22/23	CAD	14,736,000	12,763,569
Brasil Telecom 144A 5.75% 2/10/22 #		5,318,000	4,832,732
CC Holdings GS V 3.849% 4/15/23		5,355,000	5,164,715
CCO Holdings
5.25% 9/30/22		4,068,000	3,930,705
7.375% 6/1/20		2,250,000	2,458,125
CenturyLink
5.80% 3/15/22		12,355,000	12,231,450
6.75% 12/1/23		3,120,000	3,174,600
Cequel Communications Holdings I 144A
6.375% 9/15/20 #		3,942,000	4,050,405
Clear Channel Worldwide Holdings 7.625% 3/15/20		5,985,000	6,341,095
Columbus International 144A 11.50% 11/20/14 #		10,626,000	11,181,208
Comcel Trust 144A 6.875% 2/6/24 #		3,400,000	3,339,922
Crown Castle Towers 144A 4.883% 8/15/20 #		40,550,000	44,210,124
CSC Holdings 6.75% 11/15/21		3,205,000	3,509,475
Digicel Group
144A 8.25% 9/1/17 #		2,227,000	2,320,534
144A 8.25% 9/30/20 #		10,374,000	10,840,830
144A 10.50% 4/15/18 #		4,410,000	4,709,880
DISH DBS
5.00% 3/15/23		4,195,000	3,943,300
5.875% 7/15/22		1,499,000	1,504,621
7.125% 2/1/16		415,000	457,538

NQ-189 [1/14] 3/14 (12253)     17

Schedule of investments
Delaware Diversified Income Fund

	Principal amount°	Value (U.S. $)
Corporate Bonds (continued)
Communications (continued)
DISH DBS
7.875% 9/1/19	1,998,000	$2,285,212
Entel Chile 144A 4.875% 10/30/24 #	3,890,000	3,854,403
Equinix
4.875% 4/1/20	2,245,000	2,267,450
5.375% 4/1/23	6,625,000	6,525,625
Gray Television 7.50% 10/1/20	4,390,000	4,708,275
Hughes Satellite Systems 7.625% 6/15/21	2,255,000	2,570,700
Intelsat Jackson Holdings 144A 5.50% 8/1/23 #	4,270,000	4,093,862
Intelsat Luxembourg
144A 7.75% 6/1/21 #	4,665,000	5,020,706
144A 8.125% 6/1/23 #	4,120,000	4,475,350
Interpublic Group 3.75% 2/15/23	5,095,000	4,927,588
Lamar Media 5.00% 5/1/23	4,975,000	4,850,625
Level 3 Communications
8.875% 6/1/19	31,000	34,100
11.875% 2/1/19	2,041,000	2,357,355
Level 3 Financing 7.00% 6/1/20	2,677,000	2,857,698
MDC Partners 144A 6.75% 4/1/20 #	4,070,000	4,314,200
MetroPCS Wireless 6.625% 11/15/20	2,848,000	3,022,440
Millicom International Cellular 144A 6.625% 10/15/21 #	4,645,000	4,698,464
MTS International Funding 144A 8.625% 6/22/20 #	5,595,000	6,560,138
Myriad International Holdings
144A 6.00% 7/18/20 #	1,905,000	2,009,775
144A 6.375% 7/28/17 #	6,610,000	7,320,575
Nara Cable Funding 144A 8.875% 12/1/18 #	6,420,000	6,997,800
Nielsen Finance 4.50% 10/1/20	1,955,000	1,940,338
Nielsen Luxembourg 144A 5.50% 10/1/21 #	2,040,000	2,106,300
Orange
2.75% 2/6/19	8,180,000	8,221,677
5.50% 2/6/44	2,825,000	2,879,381
Qwest 6.75% 12/1/21	11,600,000	12,970,888
Satelites Mexicanos 9.50% 5/15/17	50,000	53,500
SBA Tower Trust 144A 2.24% 4/16/18 #	7,245,000	7,172,488
SES 144A 3.60% 4/4/23 #	17,084,000	16,666,723
Sinclair Television Group
5.375% 4/1/21	4,900,000	4,875,500
6.125% 10/1/22	2,143,000	2,175,145
Sirius XM Radio 144A 4.625% 5/15/23 #	4,240,000	3,794,800
Sprint
144A 7.125% 6/15/24 #	13,185,000	13,283,888

18     NQ-189 [1/14] 3/14 (12253)

	Principal amount°		Value (U.S. $)
Corporate Bonds (continued)
Communications (continued)
Sprint
144A 7.25% 9/15/21 #		1,730,000	$1,870,562
144A 7.875% 9/15/23 #		1,340,000	1,433,800
Sprint Capital 6.90% 5/1/19		4,335,000	4,703,475
Sprint Nextel 6.00% 12/1/16		2,895,000	3,141,075
TBG Global 144A 4.625% 4/3/18 #		5,285,000	5,028,678
Telefonica Chile 144A 3.875% 10/12/22 #*		10,930,000	10,071,328
Telefonica Emisiones
4.57% 4/27/23		10,644,000	10,742,542
5.289% 12/9/22	GBP	2,050,000	3,569,855
Telemar Norte Leste 144A 5.50% 10/23/20 #		10,030,000	9,440,738
Telesat Canada 144A 6.00% 5/15/17 #		3,580,000	3,727,675
Time Warner 4.70% 1/15/21		250,000	272,194
Time Warner Cable
5.85% 5/1/17		6,927,000	7,613,674
8.25% 4/1/19		12,951,000	15,331,225
T-Mobile USA
6.125% 1/15/22		1,340,000	1,373,500
6.836% 4/28/23 *		7,245,000	7,589,138
Univision Communications
144A 5.125% 5/15/23 #*		6,985,000	6,985,000
144A 6.75% 9/15/22 #		1,575,000	1,736,438
UPC Holding 144A 9.875% 4/15/18 #		2,254,000	2,406,145
UPCB Finance III 144A 6.625% 7/1/20 #		8,039,000	8,561,535
Verizon Communications
5.15% 9/15/23		25,175,000	27,421,768
6.40% 9/15/33		7,065,000	8,302,399
6.55% 9/15/43		2,005,000	2,415,345
Vimpel Communications 144A 7.748% 2/2/21 #		9,019,000	9,740,520
Virgin Media Finance
144A 6.375% 4/15/23 #		1,235,000	1,265,875
8.375% 10/15/19		2,217,000	2,402,674
Virgin Media Secured Finance 6.50% 1/15/18		34,343,000	35,630,862
VTR Finance 144A 6.875% 1/15/24 #		5,110,000	5,128,687
Wind Acquisition Finance
144A 7.25% 2/15/18 #		1,335,000	1,405,088
144A 11.75% 7/15/17 #		3,151,000	3,328,244
Windstream
7.50% 6/1/22		49,000	50,102
7.50% 4/1/23		1,375,000	1,381,875
7.75% 10/1/21		2,300,000	2,426,500

NQ-189 [1/14] 3/14 (12253)     19

Schedule of investments
Delaware Diversified Income Fund

	Principal amount°	Value (U.S. $)
Corporate Bonds (continued)
Communications (continued)
Zayo Group
8.125% 1/1/20	1,590,000	$1,762,912
10.125% 7/1/20	4,440,000	5,155,950
		558,410,004
Consumer Cyclical – 2.91%
Burlington Coat Factory Warehouse 10.00% 2/15/19	96,000	107,520
CDR DB Sub 144A 7.75% 10/15/20 #	112,000	108,920
Chinos Intermediate Holdings 144A PIK 7.75% 5/1/19 #*T	3,445,000	3,531,125
CVS Caremark 4.00% 12/5/23	10,690,000	10,963,407
Dave & Buster’s 11.00% 6/1/18	1,809,000	1,953,720
Dave & Buster’s Entertainment 144A 9.12% 2/15/16 #^	119,000	99,365
Delphi 6.125% 5/15/21	6,275,000	6,949,562
General Motors 144A 3.50% 10/2/18 #	6,545,000	6,716,806
Hanesbrands 6.375% 12/15/20	4,960,000	5,431,200
Historic TW 6.875% 6/15/18	24,569,000	29,351,626
Host Hotels & Resorts
3.75% 10/15/23	2,940,000	2,819,363
4.75% 3/1/23	9,710,000	10,049,209
5.25% 3/15/22	5,245,000	5,621,108
5.875% 6/15/19	3,045,000	3,305,351
International Game Technology 5.35% 10/15/23	12,384,000	13,116,798
Landry’s 144A 9.375% 5/1/20 #	1,579,000	1,725,058
Levi Strauss
6.875% 5/1/22	4,085,000	4,473,075
7.625% 5/15/20 *	1,350,000	1,478,250
Marriott International 3.375% 10/15/20	5,735,000	5,785,726
Pantry 8.375% 8/1/20	94,000	100,815
Party City Holdings 8.875% 8/1/20 *	99,000	110,632
QVC 4.375% 3/15/23	19,590,000	18,895,299
Rite Aid 9.25% 3/15/20	4,097,000	4,685,944
SACI Falabella 144A 3.75% 4/30/23 #*	3,700,000	3,393,418
Sally Holdings 5.75% 6/1/22	4,201,000	4,285,020
Tempur-Pedic International 6.875% 12/15/20	60,000	65,925
Tenedora Nemak 144A 5.50% 2/28/23 #*	7,940,000	7,681,950
TRW Automotive 144A 4.45% 12/1/23 #	4,900,000	4,765,250
William Carter 144A 5.25% 8/15/21 #	155,000	157,712
Wok Acquisition 144A 10.25% 6/30/20 #	1,281,000	1,397,891
Wyndham Worldwide
4.25% 3/1/22	4,480,000	4,527,403
5.625% 3/1/21	6,270,000	6,855,386
		170,509,834

20     NQ-189 [1/14] 3/14 (12253)

	Principal amount°	Value (U.S. $)
Corporate Bonds (continued)
Consumer Non-Cyclical – 3.72%
Anadolu Efes Biracilik Ve Malt Sanayii 144A
3.375% 11/1/22 #	4,965,000	$3,891,319
Anheuser-Busch InBev Finance 3.70% 2/1/24	7,970,000	8,109,539
BFF International 144A 7.25% 1/28/20 #	4,025,000	4,427,500
Boston Scientific
2.65% 10/1/18	4,795,000	4,883,103
6.00% 1/15/20	12,030,000	13,994,391
BRF 144A 5.875% 6/6/22 #	8,925,000	8,858,062
CareFusion 6.375% 8/1/19	33,210,000	38,494,276
Celgene 3.95% 10/15/20	10,810,000	11,474,372
Coca-Cola Femsa 2.375% 11/26/18	6,700,000	6,752,582
Coca-Cola Icecek 144A 4.75% 10/1/18 #	5,895,000	5,971,930
Constellation Brands
3.75% 5/1/21	745,000	714,269
6.00% 5/1/22	5,215,000	5,710,425
Cosan Luxembourg 144A 5.00% 3/14/23 #*	6,735,000	5,758,425
Del Monte 7.625% 2/15/19	3,266,000	3,396,640
ESAL 144A 6.25% 2/5/23 #*	2,795,000	2,557,425
Fomento Economico Mexicano 4.375% 5/10/43	4,120,000	3,446,854
Jarden 6.125% 11/15/22	2,095,000	2,236,412
JBS Investments 144A 7.75% 10/28/20 #*	8,890,000	9,156,700
Korea Expressway 144A 1.875% 10/22/17 #	9,585,000	9,528,909
Kroger 3.30% 1/15/21	9,820,000	9,872,557
NBTY 9.00% 10/1/18	2,296,000	2,491,160
Pernod-Ricard 144A 5.75% 4/7/21 #	11,420,000	12,904,748
Prestige Brands 144A 5.375% 12/15/21 #	4,170,000	4,190,850
Scotts Miracle-Gro 6.625% 12/15/20	3,438,000	3,721,635
Smithfield Foods 6.625% 8/15/22	4,100,000	4,335,750
Spectrum Brands Escrow
6.375% 11/15/20	4,575,000	4,883,812
6.625% 11/15/22	68,000	72,675
Thermo Fisher Scientific 4.15% 2/1/24	1,335,000	1,359,943
Want Want China Finance 144A 1.875% 5/14/18 #	5,350,000	5,149,166
Yale University 2.90% 10/15/14	2,452,000	2,498,125
Zimmer Holdings 4.625% 11/30/19	15,546,000	17,313,953
		218,157,507
Electric – 5.92%
AES Gener 144A 8.375% 12/18/73 #•	4,962,000	5,222,505
Ameren Illinois 9.75% 11/15/18	16,130,000	21,526,630
American Transmission Systems 144A 5.25% 1/15/22 #	19,960,000	21,656,360
CenterPoint Energy 5.95% 2/1/17	8,620,000	9,735,652
CMS Energy 6.25% 2/1/20	7,690,000	9,022,316

NQ-189 [1/14] 3/14 (12253)     21

Schedule of investments
Delaware Diversified Income Fund

	Principal amount°	Value (U.S. $)
Corporate Bonds (continued)
Electric (continued)
ComEd Financing III 6.35% 3/15/33	8,849,000	$8,447,424
Comision Federal de Electricidad 144A 4.875% 1/15/24 #	4,575,000	4,529,250
Duquesne Light Holdings 5.50% 8/15/15 *	3,168,000	3,374,367
Electricite de France
144A 4.875% 1/22/44 #	7,830,000	7,644,108
144A 5.25% 1/29/49 #•	12,365,000	11,968,726
144A 5.625% 12/29/49 #*•	3,355,000	3,271,964
Enel 144A 8.75% 9/24/73 #•	6,930,000	7,536,375
Entergy Louisiana 4.05% 9/1/23	13,930,000	14,558,953
Eskom Holdings 144A 6.75% 8/6/23 #*	3,285,000	3,326,062
Exelon Generation 4.25% 6/15/22	12,005,000	11,845,934
FPL Group Capital 6.65% 6/15/67 •	1,105,000	1,126,559
Great Plains Energy
4.85% 6/1/21	4,595,000	4,949,104
5.292% 6/15/22	12,395,000	13,679,754
Integrys Energy Group 6.11% 12/1/66 •	13,885,000	14,015,477
IPALCO Enterprises 5.00% 5/1/18	5,745,000	6,089,700
LG&E & KU Energy
3.75% 11/15/20	9,197,000	9,581,527
4.375% 10/1/21	15,250,000	16,095,978
Narragansett Electric 144A 4.17% 12/10/42 #	3,755,000	3,498,849
National Rural Utilities Cooperative Finance
4.75% 4/30/43 •	10,405,000	9,806,712
NextEra Energy Capital Holdings
3.625% 6/15/23	4,570,000	4,447,300
6.35% 10/1/66 •	17,926,000	17,757,406
NV Energy 6.25% 11/15/20	10,843,000	12,870,771
Pennsylvania Electric 5.20% 4/1/20	9,253,000	10,191,328
PPL Capital Funding 6.70% 3/30/67 •	5,820,000	5,882,326
Public Service Company of Oklahoma 5.15% 12/1/19	13,585,000	15,240,794
Public Service of New Hampshire 3.50% 11/1/23	5,095,000	5,140,702
Puget Energy 6.00% 9/1/21	4,685,000	5,398,137
Puget Sound Energy 6.974% 6/1/67 •	18,119,000	19,093,295
SCANA 4.125% 2/1/22	9,040,000	9,030,354
Wisconsin Energy 6.25% 5/15/67 •	19,330,000	19,827,825
		347,390,524
Energy – 5.95%
AmeriGas Finance 7.00% 5/20/22	2,880,000	3,146,400
AmeriGas Partners 6.50% 5/20/21	1,467,000	1,573,358
Bristow Group 6.25% 10/15/22	3,735,000	3,954,431
Chaparral Energy
7.625% 11/15/22	769,000	832,442

22     NQ-189 [1/14] 3/14 (12253)

	Principal amount°	Value (U.S. $)
Corporate Bonds (continued)
Energy (continued)
Chaparral Energy
8.25% 9/1/21	78,000	$85,410
Chesapeake Energy
5.375% 6/15/21	650,000	679,250
5.75% 3/15/23 *	14,740,000	15,421,725
6.125% 2/15/21	44,000	47,630
6.625% 8/15/20	98,000	109,760
CNOOC Curtis Funding 144A 4.50% 10/3/23 #	3,645,000	3,627,646
CNOOC Finance 2012 144A 3.875% 5/2/22 #	4,955,000	4,829,792
Comstock Resources 7.75% 4/1/19	2,301,000	2,462,070
Continental Resources 4.50% 4/15/23	13,685,000	14,038,880
Drill Rigs Holdings 144A 6.50% 10/1/17 #	2,254,000	2,394,875
Ecopetrol 7.625% 7/23/19	8,247,000	9,690,225
Energy XXI Gulf Coast 144A 7.50% 12/15/21 #	3,945,000	4,112,662
Exterran Partners 6.00% 4/1/21	1,270,000	1,266,825
Forest Oil 7.25% 6/15/19 *	887,000	855,955
Gazprom 144A 3.85% 2/6/20 #	5,625,000	5,371,875
Gazprom Neft
144A 4.375% 9/19/22 #	7,825,000	7,101,188
144A 6.00% 11/27/23 #	2,400,000	2,403,000
Halcon Resources 8.875% 5/15/21	3,976,000	3,985,940
Hercules Offshore 144A 8.75% 7/15/21 #	1,270,000	1,422,400
KazMunayGas National 144A 9.125% 7/2/18 #	8,410,000	10,060,462
Key Energy Services 6.75% 3/1/21	4,135,000	4,269,388
Laredo Petroleum 7.375% 5/1/22 *	3,602,000	3,953,195
Linn Energy
6.50% 5/15/19	1,216,000	1,255,520
144A 7.00% 11/1/19 #	2,180,000	2,223,600
8.625% 4/15/20	1,912,000	2,074,520
Lukoil International Finance 6.125% 11/9/20 *	16,120,000	17,208,100
MarkWest Energy Partners 5.50% 2/15/23	1,255,000	1,267,550
Midstates Petroleum 9.25% 6/1/21	4,340,000	4,535,300
Murphy Oil USA 144A 6.00% 8/15/23 #	2,805,000	2,812,012
Newfield Exploration 5.625% 7/1/24	8,180,000	8,220,900
Oasis Petroleum 144A 6.875% 3/15/22 #	4,755,000	5,064,075
ONGC Videsh 2.50% 5/7/18 *	8,240,000	7,864,668
Pacific Rubiales Energy
144A 5.375% 1/26/19 #	3,515,000	3,541,362
144A 7.25% 12/12/21 #	6,470,000	6,825,850
PDC Energy 7.75% 10/15/22	1,273,000	1,378,022
Pertamina Persero
144A 4.30% 5/20/23 #	1,425,000	1,214,812

NQ-189 [1/14] 3/14 (12253)     23

Schedule of investments
Delaware Diversified Income Fund

	Principal amount°		Value (U.S. $)
Corporate Bonds (continued)
Energy (continued)
Pertamina Persero
144A 4.875% 5/3/22 #		5,715,000	$5,229,225
Petrobras Global Finance 3.00% 1/15/19		6,475,000	6,117,891
Petrobras International Finance 5.375% 1/27/21		10,086,000	10,009,094
Petrohawk Energy 7.25% 8/15/18		14,758,000	15,832,382
Petroleos de Venezuela 8.50% 11/2/17		3,715,000	2,892,128
Petroleos Mexicanos
144A 3.125% 1/23/19 #*		2,650,000	2,667,323
3.50% 1/30/23		1,380,000	1,251,314
144A 6.375% 1/23/45 #		1,095,000	1,097,839
6.50% 6/2/41		3,250,000	3,339,788
Pioneer Energy Services 9.875% 3/15/18		284,000	301,040
Pride International 6.875% 8/15/20		30,565,000	37,011,128
PTT Exploration & Production 144A 3.707% 9/16/18 #*		5,700,000	5,808,773
Range Resources 5.75% 6/1/21		1,800,000	1,917,000
Regency Energy Partners 4.50% 11/1/23		5,420,000	4,966,075
Rosetta Resources 5.625% 5/1/21		6,245,000	6,260,612
Samson Investment 144A 10.50% 2/15/20 #		5,538,000	6,119,490
SandRidge Energy
7.50% 3/15/21		1,838,000	1,916,115
8.125% 10/15/22		18,717,000	19,676,246
8.75% 1/15/20 *		30,000	32,550
Sinopec Group Overseas Development 2013 144A
5.375% 10/17/43 #		4,375,000	4,442,646
Suburban Propane Partners 7.375% 8/1/21		1,449,000	1,590,278
Talisman Energy 5.50% 5/15/42 *		21,045,000	20,631,676
Woodside Finance
144A 8.125% 3/1/14 #		3,810,000	3,831,142
144A 8.75% 3/1/19 #		10,371,000	13,263,016
			349,387,846
Finance Companies – 1.75%
E Trade Financial 6.375% 11/15/19		4,618,000	4,987,440
Ford Motor Credit
5.875% 8/2/21		205,000	234,074
12.00% 5/15/15		6,152,000	7,016,590
General Electric Capital
2.10% 12/11/19		3,225,000	3,187,813
144A 3.80% 6/18/19 #		6,510,000	6,915,228
4.208% 12/6/21	SEK	4,000,000	640,383
4.375% 9/16/20		11,420,000	12,504,820
6.25% 12/29/49 •		11,735,000	12,284,890
7.125% 12/29/49 •		6,010,000	6,764,556

24     NQ-189 [1/14] 3/14 (12253)

	Principal amount°		Value (U.S. $)
Corporate Bonds (continued)
Finance Companies (continued)
General Electric Capital Canada Funding 2.42% 5/31/18	CAD	980,000	$885,357
Hyundai Capital America 144A 2.125% 10/2/17 #		6,005,000	6,023,838
International Lease Finance
5.875% 4/1/19 *		3,510,000	3,790,800
6.25% 5/15/19		3,007,000	3,277,630
8.25% 12/15/20		3,395,000	4,007,872
8.75% 3/15/17		6,429,000	7,513,894
IPIC GMTN 144A 5.50% 3/1/22 #		4,242,000	4,687,283
Nuveen Investments 144A 9.50% 10/15/20 #		9,434,000	9,787,775
Temasek Financial I 144A 2.375% 1/23/23 #		4,915,000	4,560,270
Trust F 144A 5.25% 12/15/24 #*		3,535,000	3,517,325
			102,587,838
Healthcare – 1.37%
Accellent 8.375% 2/1/17		1,770,000	1,858,500
Air Medical Group Holdings 9.25% 11/1/18		3,393,000	3,698,370
Alere 7.25% 7/1/18		1,158,000	1,273,800
Biomet
6.50% 8/1/20		2,515,000	2,694,194
6.50% 10/1/20		5,413,000	5,643,052
Community Health Systems
144A 6.875% 2/1/22 #		1,750,000	1,797,031
7.125% 7/15/20		50,000	53,312
8.00% 11/15/19		2,221,000	2,448,652
Fresenius Medical Care US Finance II 144A
5.875% 1/31/22 #		4,243,000	4,529,402
HCA 7.50% 2/15/22		5,344,000	6,045,400
HCA Holdings
6.25% 2/15/21		2,813,000	3,002,878
7.75% 5/15/21		7,024,000	7,726,400
Kinetic Concepts 10.50% 11/1/18		2,579,000	2,978,745
LifePoint Hospitals 144A 5.50% 12/1/21 #		5,465,000	5,574,300
MultiPlan 144A 9.875% 9/1/18 #		4,653,000	5,071,770
Par Pharmaceutical 7.375% 10/15/20		1,776,000	1,882,560
Radnet Management 10.375% 4/1/18 *		2,656,000	2,682,560
Salix Pharmaceuticals 144A 6.00% 1/15/21 #		4,300,000	4,493,500
Service Corporation International 144A 5.375% 1/15/22 #		1,835,000	1,864,819
Tenet Healthcare
144A 6.00% 10/1/20 #		5,849,000	6,167,039
8.00% 8/1/20		1,725,000	1,888,875
Truven Health Analytics 10.625% 6/1/20		31,000	35,262
Valeant Pharmaceuticals International
144A 5.625% 12/1/21 #		925,000	959,688

NQ-189 [1/14] 3/14 (12253)     25

Schedule of investments
Delaware Diversified Income Fund

	Principal amount°	Value (U.S. $)
Corporate Bonds (continued)
Healthcare (continued)
Valeant Pharmaceuticals International
144A 6.375% 10/15/20 #	4,801,000	$5,149,072
144A 7.00% 10/1/20 #	705,000	763,162
		80,282,343
Insurance – 2.21%
Allstate 5.75% 8/15/53 •	8,435,000	8,560,471
American International Group
8.175% 5/15/58 •	1,778,000	2,218,055
8.25% 8/15/18	14,270,000	17,959,423
Berkshire Hathaway Finance 2.90% 10/15/20	3,820,000	3,866,031
Chubb 6.375% 3/29/67 •	12,663,000	14,024,272
Highmark
144A 4.75% 5/15/21 #	5,300,000	5,214,612
144A 6.125% 5/15/41 #	1,995,000	1,840,445
Hockey Merger Sub 2 144A 7.875% 10/1/21 #	3,555,000	3,714,975
ING U.S. 5.65% 5/15/53 •	8,420,000	8,087,410
Liberty Mutual Group
144A 4.25% 6/15/23 #	8,685,000	8,637,701
144A 7.00% 3/15/37 #•	3,778,000	3,948,010
MetLife 6.40% 12/15/36	35,000	36,400
MetLife Capital Trust X 144A 9.25% 4/8/38 #	11,520,000	14,860,800
Metropolitan Life Global Funding I 144A 3.00% 1/10/23 #	3,190,000	3,058,859
Onex USI Aquisition 144A 7.75% 1/15/21 #	709,000	731,156
Prudential Financial
3.875% 1/14/15	4,020,000	4,145,062
4.50% 11/15/20	3,385,000	3,704,693
5.625% 6/15/43 •	4,580,000	4,603,816
5.875% 9/15/42 •	4,095,000	4,217,850
6.00% 12/1/17	7,285,000	8,452,429
XL Group 6.50% 12/29/49 •	7,814,000	7,696,790
		129,579,260
Natural Gas – 2.98%
El Paso Pipeline Partners Operating 6.50% 4/1/20	12,665,000	14,711,550
Enbridge Energy Partners 8.05% 10/1/37 •	17,920,000	20,198,188
Energy Transfer Partners
3.60% 2/1/23 *	2,520,000	2,387,677
5.95% 10/1/43	9,125,000	9,447,724
9.70% 3/15/19	8,000,000	10,432,680
Enterprise Products Operating
7.034% 1/15/68 •	22,204,000	24,667,822
8.375% 8/1/66 •	1,492,000	1,660,791
Kinder Morgan Energy Partners 9.00% 2/1/19	15,317,000	19,601,762

26     NQ-189 [1/14] 3/14 (12253)

	Principal amount°	Value (U.S. $)
Corporate Bonds (continued)
Natural Gas (continued)
NiSource Finance 6.125% 3/1/22	8,419,000	$9,679,644
Plains All American Pipeline 8.75% 5/1/19	13,194,000	17,059,605
TransCanada PipeLines 6.35% 5/15/67 •	25,930,000	26,778,481
Williams Partners
4.50% 11/15/23	3,920,000	3,981,579
7.25% 2/1/17	12,358,000	14,350,357
		174,957,860
Real Estate – 1.83%
Alexandria Real Estate Equities 3.90% 6/15/23	465,000	443,488
CBL & Associates 5.25% 12/1/23	5,175,000	5,339,679
Corporate Office Properties
3.60% 5/15/23	6,500,000	6,036,199
5.25% 2/15/24	5,275,000	5,542,448
CubeSmart 4.375% 12/15/23	2,575,000	2,604,015
DDR
4.625% 7/15/22	3,385,000	3,512,290
4.75% 4/15/18	7,195,000	7,826,124
7.50% 4/1/17	4,935,000	5,746,783
7.875% 9/1/20	7,204,000	8,971,998
Digital Realty Trust
5.25% 3/15/21 *	15,133,000	15,778,301
5.875% 2/1/20	6,915,000	7,614,231
Duke Realty 3.625% 4/15/23	6,965,000	6,564,749
Mid-America Apartments 4.30% 10/15/23	3,795,000	3,782,662
National Retail Properties 3.80% 10/15/22	2,045,000	2,001,769
Prologis 3.35% 2/1/21	1,205,000	1,192,386
Regency Centers
4.80% 4/15/21	8,610,000	9,185,768
5.875% 6/15/17	2,018,000	2,255,882
USB Realty 144A 1.386% 12/29/49 #•	4,485,000	4,081,350
Weingarten Realty Investors
3.50% 4/15/23	8,055,000	7,580,754
4.45% 1/15/24	1,215,000	1,221,348
		107,282,224
Services – 1.14%
Algeco Scotsman Global Finance
144A 8.50% 10/15/18 #	5,880,000	6,394,500
144A 10.75% 10/15/19 #	6,421,000	6,950,732
Ameristar Casinos 7.50% 4/15/21	5,395,000	5,873,806
ARAMARK 144A 5.75% 3/15/20 #	1,850,000	1,928,625
Avis Budget Car Rental 5.50% 4/1/23	4,790,000	4,646,300
Corrections Corp of America 4.625% 5/1/23	3,851,000	3,629,568

NQ-189 [1/14] 3/14 (12253)     27

Schedule of investments
Delaware Diversified Income Fund

	Principal amount°	Value (U.S. $)
Corporate Bonds (continued)
Services (continued)
DigitalGlobe 5.25% 2/1/21	1,890,000	$1,866,375
FTI Consulting 6.75% 10/1/20	4,030,000	4,382,625
H&E Equipment Services 7.00% 9/1/22	5,153,000	5,616,770
M/I Homes 8.625% 11/15/18	4,998,000	5,447,820
Mattamy Group 144A 6.50% 11/15/20 #	233,000	233,582
MGM Resorts International
6.75% 10/1/20	1,010,000	1,090,800
7.75% 3/15/22	157,000	177,410
11.375% 3/1/18	7,287,000	9,400,230
PHH 7.375% 9/1/19	3,243,000	3,510,548
Pinnacle Entertainment 7.75% 4/1/22 *	98,000	106,820
Seven Seas Cruises 9.125% 5/15/19	92,000	102,120
United Rentals North America 6.125% 6/15/23	2,834,000	2,954,445
Wynn Las Vegas 144A 4.25% 5/30/23 #	2,975,000	2,796,500
		67,109,576
Technology – 2.91%
Activision Blizzard 144A 6.125% 9/15/23 #	6,215,000	6,494,675
Avaya 144A 7.00% 4/1/19 #	3,011,000	2,988,418
Baidu 3.25% 8/6/18	9,420,000	9,547,340
BMC Software Finance 144A 8.125% 7/15/21 #	15,345,000	15,920,438
Broadridge Financial Solutions 3.95% 9/1/20	5,875,000	6,023,097
Fidelity National Information Services 3.50% 4/15/23	11,965,000	11,234,477
First Data
144A 11.25% 1/15/21 #	11,630,000	12,880,225
144A 11.75% 8/15/21 #	2,385,000	2,462,512
Freescale Semiconductor 144A 6.00% 1/15/22 #	2,005,000	2,090,212
GXS Worldwide 9.75% 6/15/15	7,702,000	7,926,128
Infor US 9.375% 4/1/19	1,549,000	1,750,370
Jabil Circuit 7.75% 7/15/16	1,178,000	1,347,338
National Semiconductor 6.60% 6/15/17	23,182,000	27,179,898
NCR Escrow 144A 6.375% 12/15/23 #	3,750,000	3,918,750
NetApp
2.00% 12/15/17	5,765,000	5,789,467
3.25% 12/15/22	6,405,000	5,962,587
NXP Funding
144A 3.75% 6/1/18 #	1,450,000	1,457,250
144A 5.75% 3/15/23 #	2,055,000	2,060,138
Samsung Electronics America 144A 1.75% 4/10/17 #	10,895,000	10,911,234
Seagate HDD Cayman
144A 3.75% 11/15/18 #	4,715,000	4,821,088
144A 4.75% 6/1/23 #	2,405,000	2,314,812

28 NQ-189 [1/14] 3/14 (12253)

	Principal amount°		Value (U.S. $)
Corporate Bonds (continued)
Technology (continued)
Total System Services
2.375% 6/1/18		3,472,000	$3,459,678
3.75% 6/1/23		8,205,000	7,805,950
VeriSign 4.625% 5/1/23		2,065,000	1,987,562
Viasystems 144A 7.875% 5/1/19 #		96,000	103,200
Xerox 6.35% 5/15/18		10,448,000	12,179,871
			170,616,715
Transportation – 1.02%
Brambles USA 144A 5.35% 4/1/20 #		6,810,000	7,537,008
Burlington Northern Santa Fe 5.15% 9/1/43		6,125,000	6,479,693
DP World 144A 6.85% 7/2/37 #		2,520,000	2,595,600
DP World Sukuk 144A 6.25% 7/2/17 #		6,790,000	7,526,715
ERAC USA Finance 144A 5.25% 10/1/20 #		28,100,000	31,381,630
Red de Carreteras de Occidente 144A 9.00% 6/10/28 #	MXN	60,960,000	4,039,645
			59,560,291
Utilities – 0.37%
AES
4.875% 5/15/23		3,595,000	3,383,794
7.375% 7/1/21		3,062,000	3,406,475
8.00% 6/1/20		2,398,000	2,787,675
Calpine 144A 6.00% 1/15/22 #		5,255,000	5,465,200
Elwood Energy 8.159% 7/5/26		2,462,165	2,649,905
GenOn Americas Generation 8.50% 10/1/21 *		878,000	878,000
GenOn Energy 9.875% 10/15/20 *		1,159,000	1,228,540
NRG Energy 7.875% 5/15/21		1,749,000	1,919,528
			21,719,117
Total Corporate Bonds (cost $3,344,238,032)			3,419,680,145

Municipal Bonds – 0.77%
California Statewide Communities Development Authority
(Kaiser Permanente)
Series A 5.00% 4/1/42		2,460,000	2,517,785
Fairfax County, Virginia
Series B 5.00% 4/1/24		3,635,000	4,384,646
Golden State, California Tobacco Securitization
Corporation Settlement Revenue (Asset-Backed Senior
Notes) Series A-1
5.125% 6/1/47		6,330,000	4,585,895
5.75% 6/1/47		7,005,000	5,545,298
New Jersey Transportation Trust Fund
Series A 5.00% 6/15/42		1,285,000	1,327,983
Series AA 5.00% 6/15/44		4,080,000	4,217,047

NQ-189 [1/14] 3/14 (12253)     29

Schedule of investments
Delaware Diversified Income Fund

	Principal amount°	Value (U.S. $)
Municipal Bonds (continued)
New York City, New York
Series I 5.00% 8/1/22	2,680,000	$3,126,944
New York City Transitional Finance Authority (New York
City Recovery)
Series 13 5.00% 11/1/22	3,730,000	4,431,128
New York City Water & Sewer System
(Second Generation) Series BB 5.00% 6/15/47	1,355,000	1,417,506
New York State Thruway Authority
Series A 5.00% 5/1/19	3,145,000	3,661,000
Oregon State Taxable Pension
5.892% 6/1/27	305,000	363,642
State of Maryland Local Facilities
Series A 5.00% 8/1/21	3,960,000	4,785,185
Texas A&M University
Series D 5.00% 5/15/22	770,000	925,093
Series D 5.00% 5/15/23	825,000	989,752
Texas Private Activity Bond Surface Transportation Senior
Lien Revenue Bond (NTE Mobility)
6.75% 6/30/43 (AMT)	2,795,000	3,004,960
Total Municipal Bonds (cost $44,371,909)		45,283,864

Non-Agency Asset-Backed Securities – 0.74%
Ally Master Owner Trust
Series 2013-2 A 0.61% 4/15/18 •	5,000,000	5,011,115
Series 2014-1 A1 0.659% 1/15/19 •	2,750,000	2,750,000
Ameriquest Mortgage Securities Asset Back Pass Through
Certificates
Series 2003-8 AF4 5.653% 10/25/33	65,350	66,179
Appalachian Consumer Rate Relief Funding
Series 2013-1 A1 2.008% 2/1/24	4,565,000	4,548,886
Avis Budget Rental Car Funding AESOP
Series 2011-2A A 144A 2.37% 11/20/14 #	5,455,000	5,510,903
California Republic Auto Receivables Trust
Series 2013-1 A2 144A 1.41% 9/17/18 #	4,252,396	4,251,894
Capital One Multi-Asset Execution Trust
Series 2007-A1 A1 0.21% 11/15/19 •	1,500,000	1,488,808
Series 2007-A7 A7 5.75% 7/15/20	300,000	345,780
Citicorp Residential Mortgage Trust
Series 2006-3 A4 5.703% 11/25/36	3,690,613	3,681,194
Citifinancial Mortgage Securities
Series 2003-2 AF4 4.598% 5/25/33	253,832	251,869
Contimortgage Home Equity Loan Trust
Series 1996-4 A8 7.22% 1/15/28	5,300	5,252

30     NQ-189 [1/14] 3/14 (12253)

	Principal amount°	Value (U.S. $)
Non-Agency Asset-Backed Securities (continued)
Countrywide Asset-Backed Certificates
Series 2006-13 1AF3 5.112% 1/25/37 •	21,846	$22,838
Discover Card Execution Note Trust
Series 2012-A1 A1 0.81% 8/15/17	10,000	10,042
Enterprise Fleet Financing
Series 2012-1 A2 144A 1.14% 11/20/17 #	1,063,611	1,065,741
FRS I
Series 2013-1A A1 144A 1.80% 4/15/43 #	2,523,397	2,513,942
Golden Credit Card Trust
Series 2012-5A A 144A 0.79% 9/15/17 #	4,440,000	4,446,252
Great America Leasing Receivables
Series 2013-1 B 144A 1.44% 5/15/18 #	945,000	938,800
MASTR Specialized Loan Trust
Series 2005-2 A2 144A 5.006% 7/25/35 #•	213,584	214,362
Mid-State Trust XI
Series 11 A1 4.864% 7/15/38	358,841	382,803
RASC Trust
Series 2006-EMX1 A2 0.388% 1/25/36 •	1,274,999	1,260,847
Series 2006-KS3 AI3 0.328% 4/25/36 •	12,200	12,124
Trinity Rail Leasing
Series 2012-1A A1 144A 2.266% 1/15/43 #	4,599,202	4,513,689
Total Non-Agency Asset-Backed Securities
(cost $42,384,175)		43,293,320

Non-Agency Collateralized Mortgage Obligations – 0.83%
Alternative Loan Trust
Series 2005-57CB 4A3 5.50% 12/25/35	435,791	382,854
American Home Mortgage Investment Trust
Series 2005-2 5A1 5.064% 9/25/35	751,711	768,979
Bank of America Alternative Loan Trust
Series 2005-1 2A1 5.50% 2/25/20	273,208	279,872
Series 2005-3 2A1 5.50% 4/25/20	246,319	254,823
Series 2005-6 7A1 5.50% 7/25/20	1,020,388	1,041,800
Bank of America Mortgage Trust
Series 2003-E 2A2 2.901% 6/25/33 •	106,628	106,968
Chase Mortgage Finance Trust
Series 2005-A1 3A1 2.558% 12/25/35 •	772,659	696,278
ChaseFlex Trust
Series 2006-1 A4 5.283% 6/25/36 •	6,119,000	5,393,807
CIFC Funding
Series 2013-2A A1L 144A 1.476% 4/21/25 #•	10,000,000	9,631,100
Citicorp Mortgage Securities Trust
Series 2006-3 1A9 5.75% 6/25/36	839,682	865,512

NQ-189 [1/14] 3/14 (12253)     31

Schedule of investments
Delaware Diversified Income Fund

	Principal amount°	Value (U.S. $)
Non-Agency Collateralized Mortgage Obligations (continued)
Citicorp Residential Mortgage Trust
Series 2006-3 A5 5.948% 11/25/36	5,800,000	$5,559,770
Citigroup Mortgage Loan Trust
Series 2004-UST1 A6 3.588% 8/25/34 •	440,003	442,524
Countrywide Home Loan Mortgage Pass-Through Trust
Series 2003-21 A1 2.806% 5/25/33 t•	38,229	38,859
Series 2004-HYB2 2A 2.782% 7/20/34 t•	124,027	112,971
Series 2004-HYB5 3A1 2.656% 4/20/35 t•	157,196	138,798
First Horizon Mortgage Pass-Through Trust 2004-5
Series 2004-5 2A1 6.25% 8/25/17 t	18,820	19,282
GSMPS Mortgage Loan Trust
Series 1998-3 A 144A 7.75% 9/19/27 #•	58,781	61,779
GSR Mortgage Loan Trust
Series 2004-9 4A1 2.669% 8/25/34 •	772,326	753,299
Series 2006-AR1 3A1 2.829% 1/25/36 •	764,998	673,269
JPMorgan Mortgage Trust
Series 2005-A8 1A1 5.087% 11/25/35 •	527,409	508,516
Series 2006-A2 3A3 5.129% 4/25/36 •	1,747,557	1,601,512
Series 2007-A1 7A4 2.71% 7/25/35 •	120,327	107,592
MASTR ARM Trust
Series 2003-6 1A2 2.825% 12/25/33 •	45,314	45,090
Series 2004-10 2A2 3.086% 10/25/34 •	61,505	28,239
Series 2005-6 7A1 5.197% 6/25/35 •	1,075,951	1,024,358
Series 2006-2 4A1 2.63% 2/25/36 •	217,773	211,983
Structured Asset Securities Corporation Mortgage
Pass-Through
Series 2004-20 2A1 5.50% 11/25/34 t	4,293,728	4,440,140
Washington Mutual Alternative Mortgage Pass Through
Certificates
Series 2005-1 5A2 6.00% 3/25/35 t	381,077	219,748
Washington Mutual Mortgage Pass Through Certificates
Series 2003-S10 A2 5.00% 10/25/18 t	250,025	257,049
Series 2006-AR14 2A1 2.082% 11/25/36 t•	4,580,529	3,942,764
Wells Fargo Mortgage-Backed Securities Trust
Series 2005-18 1A1 5.50% 1/25/36	856,809	829,804
Series 2006-2 3A1 5.75% 3/25/36	2,871,432	2,900,798
Series 2006-3 A11 5.50% 3/25/36	2,757,742	2,871,647
Series 2006-AR5 2A1 2.641% 4/25/36 •	2,242,326	2,099,422
Series 2007-8 2A6 6.00% 7/25/37	195,515	188,430
Series 2007-14 1A1 6.00% 10/25/37	167,468	170,175
Total Non-Agency Collateralized Mortgage Obligations (cost $44,455,656)		48,669,811

32     NQ-189 [1/14] 3/14 (12253)

	Principal amount°	Value (U.S. $)
Regional Bond – 0.14%Δ
Canada – 0.14%
Province of Ontario Canada 2.00% 1/30/19	7,925,000	$7,966,899
Total Regional Bond (cost $7,920,483)		7,966,899

Senior Secured Loans – 10.65%«
ABC Supply Tranche B 1st Lien 3.50% 4/5/20	2,483,775	2,498,263
Air Medical Group Holdings Tranche B1 5.00% 5/29/18	99,792	100,323
Air Medical Group Holdings Tranche B1 1st Lien
6.50% 5/26/18	2,461,241	2,474,318
Albertsons Tranche B 4.25% 3/21/16	2,472,188	2,495,044
Allegion US Holding Tranche B 3.00% 12/26/20	2,020,000	2,028,838
Applied Systems Term Loan 1st Lien 4.25% 1/15/21	2,680,000	2,709,480
Applied Systems Term Loan 2nd Lien 7.50% 1/15/22	735,000	754,064
ARAMARK Tranche D 4.00% 9/30/19	2,250,000	2,266,864
Arby’s 5.00% 11/13/20	1,135,000	1,146,586
Ardagh Group Tranche B 1st Lien 4.25% 12/9/19	2,000,000	2,018,126
Arysta Lifescience 1st Lien 4.50% 5/20/20	1,940,250	1,963,290
Arysta Lifescience 2nd Lien 8.25% 11/22/20	2,560,000	2,632,000
Azure Midstream Tranche B 6.50% 10/21/18	4,595,000	4,651,004
Bally Technologies Tranche B 4.25% 8/22/20	8,279,250	8,365,925
Berry Plastics Group Tranche E 3.75% 12/18/20	725,000	726,101
Biomet 1st Lien 3.50% 7/25/17	2,850,675	2,873,831
BJ’s Wholesale Club 2nd Lien 8.50% 3/31/20	7,010,000	7,221,029
BJ’s Wholesale Club Tranche B 1st Lien 4.50% 9/26/19	2,332,048	2,357,404
BMC Software 1st Lien 5.00% 8/9/20	4,325,000	4,337,313
Bombardier Recreational Products Tranche B 1st Lien
4.00% 1/29/19	3,570,086	3,596,861
Bowie Recourse Tranche B 1st Lien 6.75% 8/9/20	4,172,188	4,224,340
Burlington Coat Factory Warehouse Tranche B2
4.00% 2/23/17	9,618,124	9,721,817
Calpine Construction Finance Tranche B 3.00% 5/1/20	5,193,900	5,184,972
Carestream Health Tranche B 5.00% 6/5/19	2,479,894	2,521,474
Chrysler Group Tranche B 4.25% 5/24/17	635,114	639,424
Citycenter Holdings Tranche B 5.00% 10/9/20	2,980,000	3,020,665
Clear Channel Communications Tranche B 3.65% 1/29/16	11,883,202	11,610,530
Clear Channel Communications Tranche D 6.75% 1/30/19	2,250,000	2,187,925
Clear Channel Communications tranche E 1st Lien
7.50% 7/30/19	2,608,738	2,600,585
Community Health Systems 3.50% 1/25/17	4,253,000	4,290,545
Community Health Systems Tranche D 4.25% 1/27/21	2,580,000	2,609,946
Crown Castle Operating Tranche B 3.25% 1/31/19	5,505,336	5,535,615
DaVita Tranche B 4.50% 10/20/16	6,659,848	6,697,310
DaVita Tranche B2 4.00% 8/1/19	4,846,050	4,892,470

NQ-189 [1/14] 3/14 (12253)     33

Schedule of investments
Delaware Diversified Income Fund

	Principal amount°	Value (U.S. $)
Senior Secured Loans« (continued)
Delta Air Lines Tranche B 1st Lien 3.50% 4/20/17	10,350,580	$10,445,423
Drillships Financing Holding Tranche B1 6.00% 2/17/21	5,576,975	5,716,399
Drillships Financing Holding Tranche B2 5.50% 7/15/16	4,024,000	4,077,652
DuPont Performance Coatings Tranche B 4.75% 2/1/20	4,828,512	4,873,176
Dynegy Tranche B2 4.00% 4/16/20	7,907,478	7,965,139
Emdeon 1st Lien 3.75% 11/2/18	7,471,683	7,507,488
Equipower Resources Holdings Tranche B
4.25% 12/21/18	2,014,077	2,030,442
Essar Steel Algoma 8.75% 9/12/14	2,309,627	2,334,167
Exide Technologies DIP 9.00% 10/9/14	5,000,000	5,125,000
Exopack Tranche B 1st Lien 5.25% 4/24/19	2,195,000	2,238,215
Fieldwood Energy 2nd Lien 8.375% 9/30/20	3,175,000	3,267,983
First Data 1st Lien 4.00% 4/5/17	11,597,445	11,619,190
Flying Fortress 1st Lien 3.50% 6/30/17	1,225,209	1,228,783
Gardner Denver 1st Lien 4.25% 7/23/20	4,653,338	4,653,868
Generac Power Systems Tranche B 3.50% 5/10/20	3,805,145	3,825,742
Gentiva Health Services Tranche B 6.50% 10/10/19	1,495,000	1,505,278
Gentiva Health Services Tranche C 5.75% 10/10/18	2,370,000	2,375,186
Getty Images Tranche B 4.75% 9/19/19	1,094,950	1,034,924
Gray Television 4.50% 10/11/19	3,287,494	3,316,260
Great Wolf Resorts 1st Lien 4.50% 7/31/20	2,407,900	2,437,498
Harrah’s Loan Operating Tranche B 9.50% 10/31/16	7,452,899	7,539,077
HCA Tranche B4 2.75% 5/1/18	1,795,500	1,800,691
HD Supply Tranche B 4.50% 10/12/17	7,406,583	7,470,857
Hilton Worldwide Finance Tranche B2 3.75% 9/23/20	5,928,947	5,978,116
Hologic Tranche B 3.75% 8/1/19	5,554,970	5,605,504
Hostess Brands 1st Lien 6.75% 3/12/20	2,755,000	2,865,200
Houghton International 1st Lien 4.00% 12/10/19	1,900,800	1,913,473
Houghton International 2nd Lien 9.50% 11/20/20	2,605,000	2,676,638
HUB International Tranche B 1st Lien 4.75% 9/17/20	8,059,800	8,170,582
Hudson’s Bay 2nd Lien 8.25% 10/7/21	1,830,000	1,897,101
Hudson’s Bay Tranche B 1st Lien 4.75% 10/7/20	4,140,000	4,207,263
Huntsman International Tranche B 4.00% 10/11/20	5,865,000	5,897,991
IASIS Healthcare Tranche B 1st Lien 4.50% 5/3/18	8,115,611	8,197,781
Immucor Tranche B2 5.00% 8/19/18	9,834,408	9,920,459
Ineos US Finance 4.00% 5/4/18	6,038,504	6,078,937
Infor US Tranche B5 1st Lien 3.75% 6/3/20	4,968,650	4,992,718
Intelsat Jackson Holdings Tranche B2 3.75% 6/30/19	11,082,366	11,183,493
KIK Custom Products 1st Lien
5.50% 5/17/19	8,397,800	8,404,795
5.50% 5/23/19	185,000	185,154
KIK Custom Products 2nd Lien 9.50% 11/23/19	235,000	237,350
Kinetic Concepts Tranche D1 4.50% 5/4/18	1,805,456	1,820,117

34     NQ-189 [1/14] 3/14 (12253)

	Principal amount°	Value (U.S. $)
Senior Secured Loans« (continued)
La Frontera Generation Tranche B 4.50% 9/30/20	1,770,177	$1,790,092
Landry’s Tranche B 4.75% 4/24/18	7,513,006	7,597,527
Level 3 Financing Tranche B 4.00% 1/15/20	10,170,000	10,252,631
LTS Buyer 1st Lien 4.50% 3/15/20	1,323,350	1,328,852
LTS Buyer 2nd Lien 8.00% 3/15/21	3,235,000	3,311,831
MGM Resorts International 3.50% 12/20/19	4,994,550	5,006,142
Michaels Stores Tranche B 1st Lien 3.75% 1/16/20	2,323,930	2,338,817
Moxie Liberty Tranche B 7.50% 8/21/20	6,186,000	6,325,185
Moxie Patriot (Panda Power Fund) Tranche B1
6.75% 12/18/20	4,500,000	4,629,375
MultiPlan Tranche B 4.00% 8/18/17	4,147,147	4,183,434
Neiman Marcus Group 5.00% 10/18/20	3,266,812	3,309,226
NEP Broadcasting 2nd Lien 9.50% 7/3/20	6,737,857	6,925,958
NEP/NCP Tranche B 1st Lien 4.25% 1/22/20	815,000	820,094
Nuveen Investments 1st Lien 4.00% 5/13/17	4,375,000	4,376,369
Nuveen Investments 2nd Lien 6.50% 2/28/19	27,877,000	27,842,154
OSI Restaurants Tranche B 1st Lien 3.50% 10/26/19	3,861,790	3,877,600
Otter Products Tranche B 5.25% 4/29/19	6,327,750	6,371,253
Panda Temple Power II Tranche B 1st Lien 7.25% 3/28/19	5,146,000	5,293,948
Patheon 1st Lien 4.25% 1/23/21	4,930,000	4,930,439
Peabody Energy Tranche B 4.25% 9/20/20	4,568,550	4,607,798
Pharmaceutical Product Development 4.25% 12/5/18	4,039,200	4,071,283
Pinnacle Entertainment Tranche B2 3.75% 8/13/20	1,517,375	1,529,704
Ply Gem Industries 1st Lien 4.00% 1/22/21	2,540,000	2,555,083
Polymer Group Tranche B 5.25% 12/13/19	2,000,000	2,021,250
PQ Tranche B 4.50% 8/7/17	5,599,703	5,657,201
PVH Tranche B 3.25% 12/19/19	4,533,008	4,568,067
Quickrete 2nd Lien 7.00% 3/19/21	3,475,000	3,575,775
Ranpak 2nd Lien 8.50% 4/10/20	3,970,000	4,089,100
Remy International Tranche B 1st Lien 4.25% 3/5/20	3,300,395	3,321,023
Reynolds Group 1st Lien 4.00% 12/31/18	8,607,129	8,718,755
Rite Aid 2nd Lien 5.75% 8/3/20	7,370,000	7,571,754
Salix Pharmaceuticals Tranche B 4.25% 12/17/19	2,000,000	2,027,750
Samson Investment 2nd Lien 5.00% 9/25/18	6,699,000	6,776,038
Santander Asset Management Tranche B 4.25% 11/26/20	2,345,000	2,360,144
Scientific Games International 4.25% 5/22/20	9,995,000	10,056,579
Sedgwick Term Loan B 1st Lien 4.25% 6/10/18	122,540	123,356
Sensus 2nd Lien 8.50% 4/13/18	2,660,000	2,674,962
Seven Seas Cruises 1st Lien 4.75% 12/21/18	5,016,500	5,044,718
Smart & Final Tranche B 1st Lien 4.50% 11/15/19	6,415,771	6,421,385
Sophia Tranche B 1st Lien 4.50% 1/29/18	1,940,333	1,962,647
Sprouts Farmers Markets Holdings 4.00% 4/12/20	4,120,861	4,149,192
Sungard Data Systems 1st Lien 4.50% 12/4/19	999,900	1,006,145

NQ-189 [1/14] 3/14 (12253)     35

Schedule of investments
Delaware Diversified Income Fund

	Principal amount°		Value (U.S. $)
Senior Secured Loans« (continued)
Supervalu 5.00% 3/21/19		3,211,294	$3,231,939
Surgical Care Affiliates Tranche B 5.50% 5/26/18		990,025	995,594
Taminco Global Chemical Tranche B 4.25% 2/15/19		3,652,889	3,672,676
TransDigm Tranche C 3.75% 2/7/20		5,863,597	5,912,154
Truven Health Analytics Tranche B 4.50% 5/23/19		6,203,731	6,226,995
United Airlines Tranche B 1st Lien 4.00% 3/12/19		3,081,712	3,112,514
Univision Communications 1st Lien 4.00% 3/1/20		2,153,725	2,166,064
Univision Communications Tranche C1 1st Lien
4.50% 2/22/20		2,799,928	2,818,668
Univision Communications Tranche C2 4.50% 2/6/20		12,659,338	12,738,458
US Airways Tranche B1 3.50% 5/23/19		3,245,000	3,264,992
US Airways Tranche B2 3.00% 11/23/16		1,008,406	1,014,709
USI Insurance Services Tranche B 1st Lien 4.25% 12/3/18		8,934,919	9,001,931
Valeant Pharmaceuticals International Tranche BE
3.75% 8/5/20		9,303,112	9,401,957
Valeant Pharmaceuticals Tranche B 4.50% 5/30/20		10,138,388	10,254,026
Vantage Drilling Tranche B 1st Lien 5.00% 10/25/17		2,823,172	2,845,230
Verint Systems 1st Lien 3.50% 9/6/19		1,105,000	1,109,420
Visant 5.25% 12/22/16		1,293,818	1,283,653
Wide Open West Finance 4.75% 3/27/19		12,818,138	12,937,385
Windstream Tranche B3 1st Lien 3.50% 8/8/19		37,500	37,660
Zayo Group Tranche B 1st Lien 4.00% 7/2/19		9,633,771	9,706,217
Total Senior Secured Loans (cost $617,480,924)			624,708,270

Sovereign Bonds – 2.62%Δ
Armenia – 0.12%
Republic of Armenia 144A 6.00% 9/30/20 #		6,926,000	6,950,241
			6,950,241
Brazil – 0.27%
Banco Nacional de Desenvolvimento Economico e Social
144A 5.75% 9/26/23 #*		4,740,000	4,627,425
Brazil Notas do Tesouro Nacional Series F 10.00% 1/1/17	BRL	29,296,000	11,306,585
			15,934,010
Finland – 0.04%
Finland Government Bond 2.25% 3/6/18	NOK	13,000,000	2,061,665
			2,061,665
Gabon – 0.11%
Gabonese Republic 144A 6.375% 12/12/24 #		6,370,000	6,577,025
			6,577,025
Germany – 0.11%
Deutschland Republic 1.50% 2/15/23	EUR	4,639,400	6,269,582
			6,269,582

36     NQ-189 [1/14] 3/14 (12253)

	Principal amount°		Value (U.S. $)
Sovereign BondsΔ (continued)
Hungary – 0.10%
Hungary Government International Bond 5.75% 11/22/23		5,720,000	$5,669,950
			5,669,950
Iceland – 0.09%
Republic of Iceland 144A 5.875% 5/11/22 #		5,275,000	5,531,966
			5,531,966
Indonesia – 0.29%
Indonesia Government International Bond
144A 3.375% 4/15/23 #		10,812,000	9,298,320
144A 5.875% 1/15/24 #		3,226,000	3,294,552
Perusahaan Penerbit SBSN 144A 6.125% 3/15/19 #		4,390,000	4,686,325
			17,279,197
Ivory Coast – 0.03%
Ivory Coast Government International Bond
5.75% 12/31/32 ϕ		1,980,000	1,727,550
			1,727,550
Mexico – 0.15%
Mexican Bonos
6.50% 6/10/21	MXN	37,238,100	2,834,982
6.50% 6/9/22	MXN	75,281,000	5,666,656
			8,501,638
Netherlands – 0.04%
Republic of Angola Via Northern Lights 7.00% 8/16/19		2,410,000	2,575,688
			2,575,688
Norway – 0.10%
Norwegian Government Bond
4.25% 5/19/17	NOK	7,610,000	1,312,598
5.00% 5/15/15	NOK	28,559,000	4,757,029
			6,069,627
Panama – 0.23%
Panama Government International Bond
7.125% 1/29/26 *		4,995,000	6,031,462
8.875% 9/30/27		5,330,000	7,155,525
			13,186,987
Paraguay – 0.09%
Republic of Paraguay 144A 4.625% 1/25/23 #		5,640,000	5,484,900
			5,484,900

NQ-189 [1/14] 3/14 (12253)     37

Schedule of investments
Delaware Diversified Income Fund

	Principal amount°		Value (U.S. $)
Sovereign BondsΔ (continued)
Philippines – 0.06%
Philippine Government International Bond 4.20% 1/21/24		3,298,000	$3,339,225
			3,339,225
Poland – 0.07%
Poland Government Bond
4.00% 10/25/23	PLN	4,118,000	1,235,857
5.75% 10/25/21	PLN	8,821,000	3,013,578
			4,249,435
Republic of Korea – 0.20%
Korea Treasury Inflation-Linked Bond 1.125% 6/10/23	KRW	13,192,483,613	11,771,417
			11,771,417
Romania – 0.07%
Romanian Government International Bond 144A
4.875% 1/22/24 #*		4,020,000	3,939,600
			3,939,600
Sri Lanka – 0.08%
Sri Lanka Government International Bond 144A
6.00% 1/14/19 #		4,433,000	4,510,578
			4,510,578
Sweden – 0.08%
Sweden Government Bond
1.50% 11/13/23	SEK	19,510,000	2,796,337
4.25% 3/12/19	SEK	12,505,000	2,163,401
			4,959,738
Trinidad & Tobago – 0.05%
Republic of Trinidad & Tobago 144A 4.375% 1/16/24 #		2,643,000	2,728,898
			2,728,898
Turkey – 0.07%
Hazine Mustesarligi Varlik Kiralama 144A
4.557% 10/10/18 #		4,425,000	4,375,219
			4,375,219
United Kingdom – 0.17%
United Kingdom Gilt
1.25% 7/22/18	GBP	1,623,148	2,625,381
4.00% 3/7/22	GBP	3,979,638	7,305,749
			9,931,130
Total Sovereign Bonds (cost $159,406,125)			153,625,266

Supranational Banks – 0.47%
African Export-Import Bank 5.75% 7/27/16		1,746,000	1,861,672
Eurasian Development Bank 144A 5.00% 9/26/20 #		5,000,000	5,100,000
European Investment Bank 3.25% 1/29/24		11,450,000	11,588,133

38     NQ-189 [1/14] 3/14 (12253)

Principal amount°			Value (U.S. $)
Supranational Banks (continued)
Inter-American Development Bank 4.375% 1/24/44		3,305,000	$3,396,053
International Bank for Reconstruction & Development
2.835% 9/24/18 •	AUD	6,747,000	5,910,551
Total Supranational Banks (cost $27,871,250)			27,856,409

U.S. Treasury Obligations – 3.08%
U.S. Treasury Bonds
3.625% 8/15/43		13,935,000	13,939,348
3.75% 11/15/43		3,105,000	3,177,775
U.S. Treasury Notes
1.50% 12/31/18 *		41,370,000	41,400,697
1.50% 1/31/19		47,250,000	47,229,682
2.375% 12/31/20		1,980,000	2,012,716
2.75% 11/15/23 ∞		72,492,000	73,024,381
Total U.S. Treasury Obligations (cost $178,323,738)			180,784,599

		Number of
		Shares
Common Stock – 0.00%
Century Communications =†		7,875,000	0
Delta Air Lines		197	6,030
Total Common Stock (cost $290,667)			6,030

Convertible Preferred Stock – 0.68%
ArcelorMittal 6.00% exercise price $20.61, expiration date
12/21/15		106,550	2,630,453
Bank of America 7.25% exercise price $50.00, expiration
date 12/31/49		1,465	1,636,588
Chesapeake Energy 144A 5.75% exercise price $27.83,
expiration date 12/31/49 #		3,161	3,593,662
Dominion Resources
6.00% exercise price $65.27, expiration date 7/1/16		23,556	1,319,843
6.125% exercise price $65.27, expiration date 4/1/16		23,556	1,317,487
Goodyear Tire & Rubber 5.875% exercise price $18.21,
expiration date 3/31/14		74,235	4,901,826
Halcon Resources 5.75% exercise price $6.16, expiration
date 12/31/49		2,745	1,931,794
HealthSouth 6.50% exercise price $30.18, expiration date
12/31/49		2,959	3,551,540
Huntington Bancshares 8.50% exercise price $11.95,
expiration date 12/31/49		3,272	4,142,352
Intelsat 5.75% exercise price $22.05, expiration date
5/1/16		112,941	5,932,226

NQ-189 [1/14] 3/14 (12253)     39

Schedule of investments
Delaware Diversified Income Fund

	Number of
	Shares	Value (U.S. $)
Convertible Preferred Stock (continued)
MetLife 5.00% exercise price $44.27, expiration date
3/26/14	77,175	$2,249,651
SandRidge Energy 8.50% exercise price $8.01, expiration
date 12/31/49	39,092	3,977,611
Wells Fargo 7.50% exercise price $156.71, expiration date
12/31/49	2,210	2,558,075
Total Convertible Preferred Stock (cost $39,225,776)		39,743,108

Preferred Stock – 0.61%
Alabama Power 5.625%	288,353	6,652,304
Ally Financial 144A 7.00% #	9,820	9,553,326
Integrys Energy Group 6.00% *•	205,100	5,002,389
National Retail Properties 5.70%	202,445	4,089,389
Public Storage 5.20%	212,995	4,244,990
Wells Fargo 5.20% *	304,993	6,481,096
Total Preferred Stock (cost $39,584,764)		36,023,494

	Principal amount°
Short-Term Investments – 6.40%
Repurchase Agreements – 4.69%
Bank of America Merrill Lynch
0.01%, dated 1/31/14, to be repurchased on 2/3/14,
repurchase price $69,385,864 (collateralized by U.S.
government obligations 0.00%-1.25% 5/8/14-11/15/23;
market value $70,773,524)	69,385,806	69,385,806
Bank of Montreal
0.02%, dated 1/31/14, to be repurchased on 2/3/14,
repurchase price $11,564,320 (collateralized by U.S.
government obligations 0.25%-2.75% 4/30/14
-11/15/23; market value $11,795,595)	11,564,301	11,564,301
BNP Paribas
0.02%, dated 1/31/14, to be repurchased on 2/3/14,
repurchase price $194,427,217 (collateralized by U.S.
government obligations 0.25%-2.375% 3/31/14-
12/31/20; market value $198,315,433)	194,426,893	194,426,893
		275,377,000
U.S. Treasury Obligations – 1.71%≠
U.S. Treasury Bills
0.055% 4/24/14	99,772,854	99,767,067
0.093% 11/13/14	599,750	599,414
		100,366,481
Total Short-Term Investments (cost $375,736,593)		375,743,481

40     NQ-189 [1/14] 3/14 (12253)

	Number of	Value
	Contracts	(U.S.$)
Option Purchased – 0.00%
Currency Call Option – 0.00%
USD vs TRY strike price TRY 200, expiration date 3/12/14	24,606,600	$2,259

Total Option Purchased (cost $126,970)		2,259

Total Value of Securities Before Securities
Lending Collateral – 104.43%
(cost $6,026,338,185)		6,126,944,180

	Number of
	Shares
Securities Lending Collateral – 3.70%**
Investment Company
Delaware Investments Collateral Fund No.1	217,044,755	217,044,755
Total Securities Lending Collateral (cost $217,044,755)		217,044,755

Total Value of Securities – 108.13%
(cost $6,243,382,940)		6,343,988,935■
Obligation to Return Securities Lending
Collateral – (3.70)%		(217,044,755)

Liabilities Net of Receivables and Other Assets – (4.43%)		(259,882,866)
Net Assets – 100.00%		$5,867,061,314

#	Security exempt from registration under Rule 144A of the Securities Act of 1933, as amended. At Jan. 31, 2014, the aggregate value of Rule 144A securities was $1,311,533,746, which represents 22.35% of the Fund’s net assets. See Note 5 in “Notes.”
*	Fully or partially on loan.
**	See Note 4 in “Notes” for additional information on securities lending collateral.
t	Pass Through Agreement. Security represents the contractual right to receive a proportionate amount of underlying payments due to the counterparty pursuant to various agreements related to the rescheduling of obligations and the exchange of certain notes.
T	100% of the income received was in the form of cash.
=	Security is being fair valued in accordance with the Fund’s fair valuation policy. At Jan. 31, 2014, the aggregate value of fair valued securities was $0, which represents 0.00% of the Fund’s net assets. See Note 1 in “Notes.”
≠	The rate shown is the effective yield at the time of purchase.
■	Includes $196,884,662 of securities loaned.
°	Principal amount shown is stated in U.S. dollars unless noted that the security is denominated in another currency.

NQ-189 [1/14] 3/14 (12253)     41

Schedule of investments
Delaware Diversified Income Fund

†	Non income producing security.
•	Variable rate security. The rate shown is the rate as of Jan. 31, 2014. Interest rates reset periodically.
∞	Fully or partially pledged as collateral for futures contracts.
Δ	Securities have been classified by country of origin.
Σ	Interest only security. An interest only security is the interest only portion of a fixed income security which is separated and sold individually from the principal portion of the security.
^	Zero coupon security. The rate shown is the yield at the time of purchase.
«	Senior secured loans generally pay interest at rates which are periodically redetermined by reference to a base lending rate plus a premium. These base lending rates are generally: (i) the prime rate offered by one or more U.S. banks, (ii) the lending rate offered by one or more European banks such as the London Inter-Bank Offered Rate (LIBOR), and (iii) the certificate of deposit rate. Senior secured loans may be subject to restrictions on resale. Stated rate in effect at Jan. 31, 2014.
ϕ	Step coupon bond. Coupon increases or decreases periodically based on a predetermined schedule. Stated rate in effect at Jan. 31, 2014.

The following foreign currency exchange contracts, futures contracts and swap contracts were outstanding at Jan. 31, 2014:1

Foreign Currency Exchange Contracts

						Unrealized
	Contracts to					Appreciation
Counterparty	Receive (Deliver)		In Exchange For		Settlement Date	(Depreciation)
BAML	CAD	(22,427,615)	USD	20,612,251	2/14/14	$477,772
BAML	CLP	1,274,452,147	USD	(2,290,944)	2/14/14	(268)
BAML	EUR	(1,077,081)	USD	1,466,371	2/14/14	13,546
BAML	GBP	(1,163,767)	USD	1,928,809	2/14/14	15,702
BAML	NOK	(8,438,303)	USD	1,367,124	2/14/14	23,896
BAML	NZD	(2,816,503)	USD	2,325,023	2/14/14	48,959
BAML	ZAR	(25,539,443)	USD	2,290,944	2/14/14	(2,803)
BCLY	MXN	(57,037,575)	USD	4,280,650	2/4/14	15,075
BCLY	MXN	(53,586,479)	USD	4,081,556	2/14/14	77,142
BNP	AUD	(29,724,348)	USD	26,419,479	2/14/14	424,581
BNYM	NGN	(775,333,001)	USD	4,760,148	2/3/14	(6,438)
DB	EUR	(22,810,580)	USD	31,054,096	2/14/14	285,949
HSBC	BRL	(10,017,021)	USD	4,176,369	2/14/14	39,423
JPMC	KRW	(6,058,300,450)	USD	5,660,743	2/14/14	62,713
JPMC	PLN	(4,052,525)	USD	1,317,735	2/14/14	32,873
JPMC	SEK	(9,546,741)	USD	1,466,000	2/14/14	9,075
TD	CAD	(1,390,797)	USD	1,269,000	2/14/14	20,407
TD	JPY	(27,860,870)	USD	371,306	2/14/14	98,614
TD	MXN	(25,352,791)	USD	1,931,895	2/14/14	37,330
UBS	COP	4,627,860,699	USD	(2,294,709)	2/14/14	(1,071)

42     NQ-189 [1/14] 3/14 (12253)

						Unrealized
	Contracts to					Appreciation
Counterparty	Receive (Deliver)		In Exchange For		Settlement Date	(Depreciation)
UBS	MXN	(16,977,899)	USD	1,163,868	2/14/14	$(104,859)
						$1,567,618

Futures Contracts

		Notional			Unrealized
		Cost	Notional	Expiration	Appreciation
Contracts to Buy (Sell)		(Proceeds)	Value	Date	(Depreciation)
(652)	S&P 500 E-mini	$(59,254,568)	$(57,917,160)	3/22/14	$1,337,408
4,960	U.S. Treasury 10 yr Notes	619,038,892	623,720,000	3/21/14	4,681,108
2,720	U.S. Treasury 5 yr Notes	326,531,951	328,100,000	4/1/14	1,568,049
304	U.S. Treasury Long Bonds	40,865,896	40,612,500	3/21/14	(253,396)
		$927,182,171			$7,333,169

Swap Contracts

CDS Contracts2

			Annual		Unrealized
			Protection	Termination	Appreciation
Counterparty	Swap Referenced Obligation	Notional Value	Payments	Date	(Depreciation)
	Protection Purchased:
JPMC	CDX.EM.20-V1	$455,000	5.00%	12/20/18	$1,396
MSC	CDX.EM.20	64,135,000	5.00%	12/20/18	203,146
					$204,542

The use of foreign currency exchange contracts, futures contracts and swap contracts involves elements of market risk and risks in excess of the amounts disclosed in the financial statements. The notional values and foreign currency exchange contracts presented above represent the Fund’s total exposure in such contracts, whereas only the net unrealized appreciation (depreciation) is reflected in the Fund’s net assets.

1See Note 3 in “Notes.”

2A CDS contract is a risk-transfer instrument through which one party (purchaser of protection) transfers to another party (seller of protection) the financial risk of a credit event (as defined in the CDS agreement), as it relates to a particular reference security or basket of securities (such as an index). Periodic payments (receipts) on such contracts are accrued daily and recorded as unrealized losses (gains) on swap contracts. Upon payment (receipt), such amounts are recorded as realized losses (gains) on swap contracts. Upfront payments made or received in connection with CDS contracts are amortized over the expected life of the CDS contracts as unrealized losses (gains) on swap contracts. The change in value of CDS contracts is recorded as unrealized appreciation or depreciation daily. A realized gain or loss is recorded upon a credit event (as defined in the CDS agreement) or the maturity or termination of the agreement.

Summary of abbreviations:
AMT – Subject to Alternative Minimum Tax
ARM – Adjustable Rate Mortgage
AUD – Australian Dollar
BAML – Bank of America Merrill Lynch

NQ-189 [1/14] 3/14 (12253)     43

Schedule of investments
Delaware Diversified Income Fund

Summary of abbreviations (continued):
BCLY – Barclays Bank
BNYM – Bank of New York Mellon
BNP – Banque Paribas
BRL – Brazilian Real
CAD – Canadian Dollar
CDX.EM – Credit Default Swap Index Emerging Markets
CDX.NA – Credit Default Swap Index North America
CLP – Chilean Peso
CITI – Citigroup Global Markets
COP – Colombian Peso
DB – Deutsche Bank
EUR – European Monetary Unit
DIP – Debtor in Possession
EUR – European Monetary Unit
GBP – British Pound Sterling
GNMA – Government National Mortgage Association
GSC – Goldman Sachs Capital
GSMPS – Goldman Sachs Reperforming Mortgage Securities
HSBC – Hong Kong Shanghai Bank
HY – High Yield
IDR – Indonesian Rupiah
IG – Investment Grade
INR – Indian Rupee
JPMC – JPMorgan Chase Bank
JPY – Japanese Yen
KRW – South Korean Won
MASTR – Mortgage Asset Securitization Transactions, Inc.
MSC – Morgan Stanley Capital
MXN – Mexican Peso
MYR – Malaysian Ringgit
NCUA – National Credit Union Administration
NGN – Nigerian Naira
NOK – Norwegian Krone
NZD – New Zealand Dollar
O.A.T. – Obligations Assimilables du Tresor
PIK – Pay-in-kind
PLN – Polish Zloty
RASC – Residential Asset Securities Corporation
REMIC – Real Estate Mortgage Investment Conduit
SEK – Swedish Krona
S.F. – Single Family
TBA – To be announced
TD – Toronto Dominion Securities
TRY – Turkish Lira
UBS – Union Bank of Switzerland
USD – United States Dollar
yr – Year

44     NQ-189 [1/14] 3/14 (12253)

Notes
Delaware Diversified Income Fund	January 31, 2014 (Unaudited)

1. Significant Accounting Policies

The following accounting policies are in accordance with U.S. generally accepted accounting principles (U.S. GAAP) and are consistently followed by Delaware Group® Adviser Funds – Delaware Diversified Income Fund (Fund). This report covers the period of time since the Fund’s last fiscal year end.

Security Valuation — Equity securities, except those traded on the Nasdaq Stock Market, Inc. (Nasdaq), are valued at the last quoted sales price as of the time of the regular close of the New York Stock Exchange on the valuation date. Securities traded on the Nasdaq are valued in accordance with the Nasdaq Official Closing Price, which may not be the last sales price. If on a particular day an equity security does not trade, then the mean between the bid and ask prices will be used, which approximates fair value. Securities listed on a foreign exchange are normally valued at the last quoted sales price on the valuation date. Debt securities, credit default swap (CDS) contracts and interest rate swap contracts are valued based upon valuations provided by an independent pricing service or broker/counterparty and reviewed by management. To the extent current market prices are not available, the pricing service may take into account developments related to the specific security, as well as transactions in comparable securities. U.S. government securities are valued at the mean between the bid and ask prices, which approximates fair value. Valuations for fixed income securities utilize matrix systems, which reflect such factors as security prices, yields, maturities, and ratings, and are supplemented by dealer and exchange quotations. For asset-backed securities, collateralized mortgage obligations, commercial mortgage securities and U.S. government agency mortgage securities, pricing vendors utilize matrix pricing which considers prepayment speed, attributes of the collateral, yield or price of bonds of comparable quality, coupon, maturity and type as well as broker/dealer-supplied prices. Swap prices are derived using daily swap curves and models that incorporate a number of market data factors, such as discounted cash flows, trades and values of the underlying reference instruments. Investment company securities are valued at net asset value per share, as reported by the underlying investment company. Foreign currency exchange contracts and foreign cross currency exchange contracts are valued at the mean between the bid and ask price, which approximates fair value. Interpolated values are derived when the settlement date of the contract is an interim date for which quotations are not available. Futures contracts and options on futures contracts are valued at the daily quoted settlement prices. Exchange-traded options are valued at the last reported sale price or, if no sales are reported, at the mean between the last reported bid and ask prices, which approximates fair value. Generally, other securities and assets for which market quotations are not readily available are valued at fair value as determined in good faith under the direction of the Fund’s Board of Trustees (Board). In determining whether market quotations are readily available or fair valuation will be used, various factors will be taken into consideration, such as market closures or suspension of trading in a security. The Fund may use fair value pricing more frequently for securities traded primarily in non-U.S. markets because, among other things, most foreign markets close well before the Fund values its securities, generally as of 4:00 p.m. Eastern time. The earlier close of these foreign markets gives rise to the possibility that significant events, including broad market moves, government actions or pronouncements, aftermarket trading, or news events may have occurred in the interim. To account for this, the Fund may frequently value foreign securities using fair value prices based on third-party vendor modeling tools (international fair value pricing).

NQ-189 [1/14] 3/14 (12253)     45

(Unaudited)

Federal and Foreign Income Taxes — No provision for federal income taxes has been made as the Fund intends to continue to qualify for federal income tax purposes as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended, and make the requisite distributions to shareholders. The Fund evaluates tax positions taken or expected to be taken in the course of preparing the Fund’s tax returns to determine whether the tax positions are “more-likely-than-not” of being sustained by the applicable tax authority. Tax positions not deemed to meet the “more-likely-than-not” threshold are recorded as a tax benefit or expense in the current year. Management has analyzed the Fund’s tax positions taken for all open federal income tax years (Oct. 31, 2010 – Oct. 31, 2013), and has concluded that no provision for federal income tax is required in the Fund’s financial statements. In regard to foreign taxes only, the Fund has open tax years in certain foreign countries it invests in that may date back to the inception of the Fund.

Class Accounting — Investment income and common expenses are allocated to the various classes of the Fund on the basis of “settled shares” of each class in relation to the net assets of the Fund. Realized and unrealized gain loss) on investments are allocated to the various classes of the Fund on the basis of daily net assets of each class. Distribution expenses relating to a specific class are charged directly to that class.

Repurchase Agreements — The Fund may purchase certain U.S. government securities subject to the counterparty’s agreement to repurchase them at an agreed upon date and price. The counterparty will be required on a daily basis to maintain the value of the collateral subject to the agreement at not less than the repurchase price (including accrued interest). The agreements are conditioned upon the collateral being deposited under the Federal Reserve book-entry system with the Fund’s custodian or a third-party sub-custodian. In the event of default or bankruptcy by the other party to the agreement, retention of the collateral may be subject to legal proceedings. All open repurchase agreements as of the date of this report were entered into on Jan. 31, 2014.

To Be Announced Trades (TBA) — The Fund may contract to purchase securities for a fixed price at a transaction date beyond the customary settlement period (e.g., “when issued,” “delayed delivery,” “forward commitment,” or “TBA transactions”) consistent with the Fund’s ability to manage its investment portfolio and meet redemption requests. These transactions involve a commitment by the Fund to purchase securities for a predetermined price or yield with payment and delivery taking place more than three days in the future, or after a period longer than the customary settlement period for that type of security. No interest will be earned by the Fund on such purchases until the securities are delivered; however, the market value may change prior to delivery.

Foreign Currency Transactions — Transactions denominated in foreign currencies are recorded at the prevailing exchange rates on the valuation date in accordance with the Fund’s prospectus. The value of all assets and liabilities denominated in foreign currencies is translated daily into U.S. dollars at the exchange rate of such currencies against the U.S. dollar. Transaction gains or losses resulting from changes in exchange rates during the reporting period or upon settlement of the foreign currency transaction are reported in operations for the current period. The Fund generally bifurcates that portion of realized gains and losses on investments in debt securities which is due to changes in foreign exchange rates from that which is due to changes in market prices of debt securities. The Fund reports certain foreign currency related transactions as components of realized gains (losses) for financial reporting purposes, whereas such components are treated as ordinary income (loss) for federal income tax purposes.

46     NQ-189 [1/14] 3/14 (12253)

(Unaudited)

Use of Estimates — The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the fair value of investments, the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates and the differences could be material.

Other — Expenses directly attributable to the Fund are charged directly to the Fund. Other expenses common to various funds within the Delaware Investments® Family of Funds are generally allocated among such funds on the basis of average net assets. Management fees and some other expenses are paid monthly. Security transactions are recorded on the date the securities are purchased or sold (trade date) for financial reporting purposes. Costs used in calculating realized gains and losses on the sale of investment securities are those of the specific securities sold. Dividend income is recorded on the ex-dividend date and interest income is recorded on the accrual basis. Discounts and premiums on debt securities are amortized to interest income over the lives of the respective securities using the effective interest method. Realized gains (losses) on paydowns of asset- and mortgage- backed securities are classified as interest income. Withholding taxes and reclaims on foreign interest have been recorded in accordance with the Fund’s understanding of the applicable country’s tax rules and rates. The Fund declares dividends daily from net investment income and pays the dividends monthly and declares and pays distributions from net realized gain on investments, if any, annually. The Fund may distribute more frequently, if necessary for tax purposes. Dividends and distributions, if any, are recorded on the ex-dividend date.

2. Investments

At Jan. 31, 2014, the cost of investments for federal income tax purposes has been estimated since final tax characteristics cannot be determined until fiscal year end. At Jan. 31, 2014, the cost of investments and unrealized appreciation (depreciation) for the Fund were as follows:

Cost of investments	$6,246,747,794
Aggregate unrealized appreciation	$173,480,324
Aggregate unrealized depreciation	(76,239,183)
Net unrealized appreciation	$97,241,141

The Regulated Investment Company Modernization Act of 2010 (the Act) was enacted on Dec. 22, 2010. The Act makes changes to several tax rules, including providing for the unlimited carryover of future capital losses. The Act also provides that each capital loss carryforward retains its character as short-term or long-term capital loss. At Oct. 31, 2013, short-term losses of $35,118,418 will be carried forward under the Act.

NQ-189 [1/14] 3/14 (12253)     47

(Unaudited)

U.S. GAAP defines fair value as the price that the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date under current market conditions. A three-level hierarchy for fair value measurements has been established based upon the transparency of inputs to the valuation of an asset or liability. Inputs may be observable or unobservable and refer broadly to the assumptions that market participants would use in pricing the asset or liability. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the reporting entity. Unobservable inputs reflect the reporting entity’s own assumptions about the assumptions that market participants would use in pricing the asset or liability developed based on the best information available under the circumstances. The Fund’s investment in its entirety is assigned a level based upon the observability of the inputs which are significant to the overall valuation. The three-level hierarchy of inputs is summarized below.

Level 1 –	inputs are quoted prices in active markets for identical investments (e.g., equity securities, open-end investment companies, futures contracts, exchange-traded options contracts)

Level 2 –	other observable inputs (including, but not limited to: quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market-corroborated inputs) (e.g., debt securities, government securities, swap contracts, foreign currency exchange contracts, foreign securities utilizing international fair value pricing, broker-quoted securities, fair value securities)

Level 3 –	inputs are significant unobservable inputs (including the Fund’s own assumptions used to determine the fair value of investments) (e.g., broker-quoted securities, fair valued securities)

Level 3 investments are valued using significant unobservable inputs. The Fund may also use an income-based valuation approach in which the anticipated future cash flows of the investment are discounted to calculate fair value. Discounts may also be applied due to the nature or duration of any restrictions on the disposition of the investments. Valuations may also be based upon current market prices of securities that are comparable in coupon, rating, maturity and industry. The derived value of a Level 3 investment may not represent the value which is received upon disposition and this could impact the results of operations.

48     NQ-189 [1/14] 3/14 (12253)

(Unaudited)

The following table summarizes the valuation of the Fund’s investments by fair value hierarchy levels as of Jan. 31, 2014:

	Level 1	Level 2	Level 3	Total
Agency, Asset Backed & Mortgage
Backed Securities[1]	$—	$1,080,182,262	$2,750,000	$1,082,932,262
Corporate Debt	—	3,552,268,239	—	3,552,268,239
Municipal Bonds	—	45,283,864	—	45,283,864
Foreign Debt	—	189,448,574	—	189,448,574
Senior Secured Loans	—	624,708,270	—	624,708,270
U.S. Treasury Obligation	—	180,784,599	—	180,784,599
Common Stock	6,030	—	—	6,030
Convertible Preferred Stock[2]	17,519,634	22,223,474	—	39,743,108
Preferred Stock[3]	26,470,168	9,553,326	—	36,023,494
Short-Term Investments	—	375,743,481	—	375,743,481
Options Purchased	—	2,259	—	2,259
Securities Lending Collateral	—	217,044,755	—	217,044,755

Total	$43,995,832	$6,297,243,103	$2,750,000	$6,343,988,935
Foreign Currency Exchange Contracts	$—	$1,567,618	$—	$1,567,618
Futures Contracts	7,333,169	—	—	7,333,169
Swap Contracts	—	204,542	—	204,542

1 Security type is valued across multiple levels. The amount attributed to Level 3 investments is less than 1% of the total market value of this security type.

2 Security type is valued across multiple levels. The amounts attributed to Level 1 investments and Level 2 investments represent 44.08% and 55.92%, respectively, of the total market value of this security type. Level 1 investments represent exchange traded investments while Level 2 investments represent matrix-priced investments.

3 Security type is valued across multiple levels. The amounts attributed to Level 1 investments and Level 2 investments represent 73.48% and 26.52%, respectively, of the total market value of this security type. Level 1 investments represent exchange traded investments while Level 2 investments represent matrix-priced investments.

During the period ended Jan. 31, 2014, there were no transfers between Level 1 investments, Level 2 investments or Level 3 investments that had a significant impact to the Fund. The Fund’s policy is to recognize transfers between levels at the beginning of the reporting period.

A reconciliation of Level 3 investments is presented when the Fund has a significant amount of Level 3 investments at the beginning, interim or end of the period in relation to net assets. Management has determined not to provide additional disclosure on Level 3 inputs under ASU No. 2011-04 since the Level 3 investments are not considered significant to the Fund’s net assets at the end of the period.

3. Derivatives

U.S. GAAP requires disclosures that enable investors to understand: 1) how and why an entity uses derivatives; 2) how they are accounted for; and 3) how they affect an entity’s results of operations and financial position.

NQ-189 [1/14] 3/14 (12253)     49

(Unaudited)

Foreign Currency Exchange Contracts — The Fund may enter into foreign currency exchange contracts and foreign cross currency exchange contracts as a way of managing foreign exchange rate risk. The Fund may enter into these contracts to fix the U.S. dollar value of a security that it has agreed to buy or sell for the period between the date the trade was entered into and the date the security is delivered and paid for. The Fund may also use these contracts to hedge the U.S. dollar value of securities it already owns that are denominated in foreign currencies. The change in value is recorded as an unrealized gain or loss. When the contract is closed, a realized gain or loss is recorded equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

The use of foreign currency exchange contracts and foreign cross currency exchange contracts does not eliminate fluctuations in the underlying prices of the securities, but does establish a rate of exchange that can be achieved in the future. Although foreign currency exchange contracts limit the risk of loss due to an unfavorable change in the value of the hedged currency, they also limit any potential gain that might result should the value of the currency change favorably. In addition, The Fund could be exposed to risks if the counterparties to the contracts are unable to meet the terms of their contracts. The Fund’s maximum risk of loss from counterparty credit risk is the value of its currency exchanged with the counterparty. The risk is generally mitigated by having a netting arrangement between The Fund and the counterparty and by the posting of collateral by the counterparty to the Fund to cover the Fund’s exposure to the counterparty.

Futures Contracts — A futures contract is an agreement in which the writer (or seller) of the contract agrees to deliver to the buyer an amount of cash or securities equal to a specific dollar amount times the difference between the value of a specific security or index at the close of the last trading day of the contract and the price at which the agreement is made. The Fund may use futures in the normal course of pursuing its investment objective. The Fund may invest in futures contracts to hedge its existing portfolio securities against fluctuations in fair value caused by changes in prevailing market interest rates. Upon entering into a futures contract, the Fund deposits cash or pledges U.S. government securities to a broker, equal to the minimum “initial margin” requirements of the exchange on which the contract is traded. Subsequent payments are received from the broker or paid to the broker each day, based on the daily fluctuation in the market value of the contract. These receipts or payments are known as “variation margin” and are recorded daily by the Fund as unrealized gains or losses until the contracts are closed. When the contracts are closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. Risks of entering into futures contracts include potential imperfect correlation between the futures contracts and the underlying securities and the possibility of an illiquid secondary market for these instruments. When investing in futures, there is reduced counterparty credit risk to the Fund because futures are exchange-traded and the exchange’s clearinghouse, as counterparty to all exchange-traded futures, guarantees against default.

50     NQ-189 [1/14] 3/14 (12253)

(Unaudited)

Options Contracts — During the period ended Jan. 31, 2014 the Fund entered into options contracts in the normal course of pursuing its investment objective. The Fund may buy or write options contracts for any number of reasons, including without limitation: to manage the Fund’s exposure to changes in securities prices and foreign currencies; as an efficient means of adjusting the Fund’s overall exposure to certain markets; to protect the value of portfolio securities; and as a cash management tool. The Fund may buy or write call or put options on securities, futures, swaps “swaptions”, financial indices, and foreign currencies. When the Fund buys an option, a premium is paid and an asset is recorded and adjusted on a daily basis to reflect the current market value of the option purchased. When the Fund writes an option, a premium is received and a liability is recorded and adjusted on a daily basis to reflect the current market value of the option written. Premiums received from writing options that expire unexercised are treated by the Fund on the expiration date as realized gains. The difference between the premium received and the amount paid on effecting a closing purchase transaction, including brokerage commissions, is treated as realized gain or loss. If a call option is exercised, the premium is added to the proceeds from the sale of the underlying security in determining whether the Fund has a realized gain or loss. If a put option is exercised, the premium reduces the cost basis of the securities purchased by the Fund. The Fund, as writer of an option, bears the market risk of an unfavorable change in the price of the security underlying the written option. When writing options, the Fund is subject to minimal counterparty risk because the counterparty is only obligated to pay premiums and does not bear the market risk of an unfavorable market change. No options contracts written were outstanding at Jan. 31, 2014.

Swap Contracts — The Fund may enter into interest rate swaps and CDS contracts in the normal course of pursuing its investment objective. The Fund may use interest rate swaps to adjust the Fund’s sensitivity to interest rates or to hedge against changes in interest rates. The Fund may enter into CDS contracts in order to hedge against a credit event, to enhance total return or to gain exposure to certain securities or markets. The Fund will not be permitted to enter into any swap transactions unless, at the time of entering into such transactions, the unsecured long-term debt of the actual counterparty, combined with any credit enhancements, is rated at least BBB- by Standard & Poor’s (S&P) or Baa3 by Moody’s Investors Service (Moody’s) or is determined to be of equivalent credit quality by the Manager.

Interest Rate Swaps. An interest rate swap contract is an exchange of interest rates between counterparties. In one instance, an interest rate swap involves payments received by the Fund from another party based on a variable or floating interest rate, in return for making payments based on a fixed interest rate. An interest rate swap can also work in reverse with the Fund receiving payments based on a fixed interest rate and making payments based on a variable or floating interest rate. Interest rate swaps may be used to adjust the Fund’s sensitivity to interest rates or to hedge against changes in interest rates. Periodic payments on such contracts are accrued daily and recorded as unrealized appreciation/depreciation on swap contracts. Upon periodic payment/receipt or termination of the contract, such amounts are recorded as realized gains or losses on swap contracts. The Fund’s maximum risk of loss from counterparty credit risk is the discounted net value of the cash flows to be received from/paid to the counterparty over the interest rate swap contract’s remaining life, to the extent that the amount is positive. This risk is mitigated by (1) having a netting arrangement between the Fund and the counterparty and by the posting of collateral by the counterparty to the Fund to cover the Fund’s exposure to the counterparty for trades entered prior to June 10, 2013, and (2) trading these instruments through a central counterparty for trades entered on or after June 10, 2013.

Credit Default Swaps. A CDS contract is a risk-transfer instrument through which one party (purchaser of protection) transfers to another party (seller of protection) the financial risk of a credit event (as defined in the CDS agreement), as it relates to a particular referenced security or basket of securities (such as an index). In exchange for the protection offered by the seller of protection, the purchaser of protection agrees to pay the seller of protection a periodic amount at a stated rate that is applied to the notional amount of the CDS contract. In addition, an upfront payment may be made or received by the Fund in connection with an unwinding or assignment of a CDS contract. Upon the occurrence of a credit event, the seller of protection would pay the par (or other agreed-upon) value of the reference security (or basket of securities) to the counterparty. Credit events generally include, among others, bankruptcy, failure to pay, and obligation default.

NQ-189 [1/14] 3/14 (12253)     51

(Unaudited)

During the period ended Jan. 31, 2014, the Fund entered into CDS contracts as a purchaser and seller of protection. Periodic payments (receipts) on such contracts are accrued daily and recorded as unrealized losses (gains) on swap contracts. Upon payment (receipt), such amounts are recorded as realized losses (gains) on swap contracts. Upfront payments made or received in connection with CDS contracts are amortized over the expected life of the CDS contracts as unrealized losses (gains) on swap contracts. The change in value of CDS contracts is recorded as unrealized appreciation or depreciation daily. A realized gain or loss is recorded upon a credit event (as defined in the CDS agreement) or the maturity or termination of the agreement. Initial margin and variation margin is posted to central counterparties for CDS basket trades submitted on or after June 10, 2013, as determined by the applicable central counterparty.

CDS contracts may involve greater risks than if the Fund had invested in the reference obligation directly. CDS are subject to general market risk, liquidity risk, counterparty risk, and credit risk. The Fund’s maximum risk of loss from counterparty credit risk, either as the seller of protection or the buyer of protection, is the fair value of the contract. This risk is mitigated by (1) having a netting arrangement between the Fund and the counterparty and by the posting of collateral by the counterparty to the Fund to cover the Fund’s exposure to the counterparty for trades entered into prior to June 10, 2013 and (2) trading these instruments through a central counterparty for trades entered on or after June 10, 2013.

Swaps Generally. The value of open swaps may differ from that which would be realized in the event the Fund terminated its position in the agreement. Risks of entering into these contracts include the potential inability of the counterparty to meet the terms of the contracts. This type of risk is generally limited to the amount of favorable movement in the value of the underlying security, instrument, or basket of instruments, if any, at the day of default. Risks also arise from potential losses from adverse market movements and such losses could exceed the unrealized amounts shown on the schedule of investments.

4. Securities Lending

The Fund, along with other funds in the Delaware Investments® Family of Funds, may lend its securities pursuant to a security lending agreement (Lending Agreement) with The Bank of New York Mellon (BNY Mellon). At the time a security is loaned, the borrower must post collateral equal to the required percentage of the market value of the loaned security, including any accrued interest. The required percentage is: (1) 102% with respect to U.S. securities and foreign securities that are denominated and payable in U.S. dollars; and (2) 105% with respect to foreign securities. With respect to each loan, if on any business day the aggregate market value of securities collateral plus cash collateral held is less than the aggregate market value of the securities which are the subject of such loan, the borrower will be notified to provide additional collateral by the end of the following business day which, together with the collateral already held, will be not less than the applicable initial collateral requirements for such security loan. If the aggregate market value of securities collateral and cash collateral held with respect to a security loan exceeds the applicable initial collateral requirement, upon the request of the borrower, BNY Mellon must return enough collateral to the borrower by the end of the following business day to reduce the value of the remaining collateral to the applicable initial collateral requirement for such security loan. As a result of the foregoing, the value of the collateral held with respect to a loaned security on any particular day may be more or less than the value of the security on loan.

52     NQ-189 [1/14] 3/14 (12253)

(Unaudited)

Cash collateral received is generally invested in the Delaware Investments Collateral Fund No. 1 (the “Collective Trust”) established by BNY Mellon for the purpose of investment on behalf of funds managed by Delaware Management Company (DMC), a series of Delaware Management Business Trust, that participate in BNY Mellon’s securities lending program. The Collective Trust may invest in U.S. government securities and high quality corporate debt, asset-backed and other money market securities and in repurchase agreements collateralized by such securities, provided that the Collective Trust will generally have a dollar-weighted average portfolio maturity of 60 days or less. The Fund can also accept U.S. government securities and letters of credit (non-cash collateral) in connection with securities loans. In the event of default or bankruptcy by the lending agent, realization and/or retention of the collateral may be subject to legal proceedings. In the event the borrower fails to return loaned securities and the collateral received is insufficient to cover the value of the loaned securities and provided such collateral shortfall is not the result of investment losses, the lending agent has agreed to pay the amount of the shortfall to the Fund, or at the discretion of the lending agent, replace the loaned securities. The Fund continues to record dividends or interest, as applicable, on the securities loaned and is subject to change in value of the securities loaned that may occur during the term of the loan. The Fund has the right under the Lending Agreement to recover the securities from the borrower on demand. With respect to security loans collateralized by non-cash collateral, the Fund receives loan premiums paid by the borrower. With respect to security loans collateralized by cash collateral, the earnings from the collateral investments are shared among the Fund, the security lending agent and the borrower. The Fund records security lending income net of allocations to the security lending agent and the borrower.

The Collective Trust used for the investment of cash collateral received from borrowers of securities seeks to maintain a net asset value per unit of $1.00, but there can be no assurance that it will always be able to do so. The Fund may incur investment losses as a result of investing securities lending collateral in the Collective Trust or another collateral investment pool. This could occur if an investment in a collateral investment pool defaulted or if it were necessary to liquidate assets in the collateral investment pool to meet returns on outstanding security loans at a time when the collateral investment pool’s net asset value per unit was less than $1.00. Under those circumstances, the Fund may not receive an amount from the collateral investment pool that is equal in amount to the collateral the Fund would be required to return to the borrower of the securities and the Fund would be required to make up for this shortfall.

At Jan. 31, 2014, the value of the securities on loan was $196,884,662, for which cash collateral was received and invested in accordance with the Lending Agreement. At Jan. 31, 2014, the value of invested collateral was $217,044,755. These investments are presented on the schedule of investments under the caption “Securities Lending Collateral.”

NQ-189 [1/14] 3/14 (12253)     53

(Unaudited)

5. Credit and Market Risk

The Fund invests a portion of its net assets in high yield, fixed income securities, which are securities rated BBB- or lower by S&P and Baa3 or lower by Moody’s, or similarly rated by another nationally recognized statistical rating organization. Investments in these higher yielding securities are generally accompanied by a greater degree of credit risk than higher rated securities. Additionally, lower rated securities may be more susceptible to adverse economic and competitive industry conditions than investment grade securities.

The Fund invests in fixed income securities whose value is derived from an underlying pool of mortgages or consumer loans. The value of these securities is sensitive to changes in economic conditions, including delinquencies and/or defaults, and may be adversely affected by shifts in the market’s perception of the issuers and changes in interest rates. Investors receive principal and interest payments as the underlying mortgages and consumer loans are paid back. Some of these securities are collateralized mortgage obligations (CMOs). CMOs are debt securities issued by U.S. government agencies or by financial institutions and other mortgage lenders, which are collateralized by a pool of mortgages held under an indenture. Prepayment of mortgages may shorten the stated maturity of the obligations and can result in a loss of premium, if any has been paid. Certain of these securities may be stripped (securities which provide only the principal or interest feature of the underlying security). The yield to maturity on an interest-only CMO is extremely sensitive not only to changes in prevailing interest rates, but also to the rate of principal payments (including prepayments) on the related underlying mortgage assets. A rapid rate of principal payments may have a material adverse effect on the Fund’s yield to maturity. If the underlying mortgage assets experience greater than anticipated prepayments of principal, the Fund may fail to fully recoup its initial investment in these securities even if the securities are rated in the highest rating categories.

Some countries in which the Fund may invest require governmental approval for the repatriation of investment income, capital or the proceeds of sales of securities by foreign investors. In addition, if there is deterioration in a country’s balance of payments or for other reasons, a country may impose temporary restrictions on foreign capital remittances abroad.

The securities exchanges of certain foreign markets are substantially smaller, less liquid and more volatile than the major securities markets in the United States. Consequently, acquisition and disposition of securities by the Fund may be inhibited. In addition, a significant portion of the aggregate market value of securities listed on the major securities exchanges in emerging markets is held by a smaller number of investors. This may limit the number of shares available for acquisition or disposition by the Fund.

54     NQ-189 [1/14] 3/14 (12253)

(Unaudited)

The Fund may invest up to 15% of its net assets in illiquid securities, which may include securities with contractual restrictions on resale, securities exempt from registration under Rule 144A of the Securities Act of 1933, as amended, and other securities which may not be readily marketable. The relative illiquidity of these securities may impair the Fund from disposing of them in a timely manner and at a fair price when it is necessary or desirable to do so. While maintaining oversight, the Fund’s Board has delegated to DMC the day-to-day functions of determining whether individual securities are liquid for purposes of the Fund’s limitation on investments in illiquid securities. Securities eligible for resale pursuant to Rule 144A, which are determined to be liquid, are not subject to the Fund’s15% limit on investments in illiquid securities. As of Jan. 31, 2014, no securities held by the Fund have been determined be illiquid under the Fund’s Liquidity Procedures. Rule 144A securities have been identified on the schedule of investments.

6. Subsequent Events

Management has determined that no material events or transactions occurred subsequent to Jan. 31, 2014 that would require recognition or disclosure in the Fund’s schedule of investments.

NQ-189 [1/14] 3/14 (12253)     55

Schedule of investments
Delaware U.S. Growth Fund	January 31, 2014 (Unaudited)

	Number of
	Shares	Value (U.S. $)
Common Stock – 96.55%²
Consumer Discretionary – 18.10%
eBay †	1,535,150	$81,669,980
L Brands	1,551,850	81,254,866
Liberty Interactive Class A †	4,318,700	115,352,477
NIKE Class B	831,025	60,540,171
priceline.com †	100,425	114,975,578
Sally Beauty Holdings †	1,537,573	43,636,322
		497,429,394
Consumer Staples – 4.17%
Walgreen	1,998,900	114,636,915
		114,636,915
Energy – 8.44%
EOG Resources	789,250	130,415,670
Kinder Morgan	2,986,183	101,560,084
		231,975,754
Financial Services – 19.06%
CME Group	776,798	58,073,419
IntercontinentalExchange Group	411,600	85,937,964
MasterCard Class A	2,004,750	151,719,480
Progressive	2,840,339	66,009,478
Visa Class A	753,450	162,315,734
		524,056,075
Healthcare – 13.25%
Allergan	923,825	105,870,345
Celgene †	834,275	126,751,401
Novo Nordisk ADR	1,841,125	73,037,429
Perrigo	377,006	58,684,754
		364,343,929
Materials & Processing – 1.71%
Syngenta ADR	663,450	46,992,164
		46,992,164
Technology – 31.82%
Adobe Systems †	1,828,550	108,231,874
Apple	101,100	50,610,660
Crown Castle International †	1,753,549	124,431,837
Google Class A †	118,000	139,354,460
Intuit	1,138,700	83,409,775
Microsoft	2,801,600	106,040,560
QUALCOMM	1,735,250	128,790,255
Teradata †	1,079,175	44,375,676
VeriFone Systems †	854,525	24,789,770

NQ-101 [1/14] 3/14 (12236)    1

Schedule of investments
Delaware U.S. Growth Fund

	Number of
	Shares	Value (U.S. $)
Common Stock² (continued)
Technology (continued)
VeriSign †	1,098,950	$64,563,312
		874,598,179
Total Common Stock (cost $2,084,377,802)		2,654,032,410

Warrant – 0.05%
Kinder Morgan CW17
strike price $40.00, expiration date 5/25/17 †	460,552	1,358,628
Total Warrant (cost $843,781)		1,358,628

	Principal amount°
Short-Term Investments – 2.95%
Repurchase Agreements – 2.59%
Bank of America Merrill Lynch
0.01%, dated 1/31/14, to be repurchased on 2/3/14,
repurchase price $17,941,801 (collateralized by U.S.
government obligations 0.00%-1.25% 5/8/14-11/15/23;
market value $18,300,622)	17,941,786	17,941,786
Bank of Montreal
0.02%, dated 1/31/14, to be repurchased on 2/3/14,
repurchase price $2,990,303 (collateralized by U.S.
government obligations 0.25%-2.75%
4/30/14-11/15/23; market value $3,050,106)	2,990,298	2,990,298
BNP Paribas
0.02%, dated 1/31/14, to be repurchased on 2/3/14,
repurchase price $50,275,001 (collateralized by U.S.
government obligations 0.25%-2.375%
3/31/14-12/31/20; market value $51,280,416)	50,274,916	50,274,916
		71,207,000
U.S. Treasury Obligations – 0.36%≠
U.S. Treasury Bills
0.04% 4/24/14	5,200,893	5,200,592
0.093% 11/13/14	4,748,270	4,745,611
		9,946,203
Total Short-Term Investments (cost $81,152,187)		81,153,203
Total Value of Securities – 99.55%
(cost $2,166,373,770)		2,736,544,241

Receivables and Other Assets Net of Liabilities – 0.45%		12,412,019
Net Assets – 100.00%		$2,748,956,260

2     NQ-101 [1/14] 3/14 (12236)

²	Narrow industries are utilized for compliance purposes for diversification whereas broad sectors are used for financial reporting.
≠	The rate shown is the effective yield at the time of purchase.
°	Principal amount shown is stated in U.S. dollars unless noted that the security is denominated in another currency.
†	Non income producing security.

ADR – American Depositary Receipt

NQ-101 [1/14] 3/14 (12236)     3

Notes
Delaware U.S. Growth Fund	January 31, 2014 (Unaudited)

1. Significant Accounting Policies

The following accounting policies are in accordance with U.S. generally accepted accounting principles (U.S. GAAP) and are consistently followed by Delaware Group® Adviser Funds – Delaware U.S. Growth Fund (Fund). This report covers the period of time since the Fund’s last fiscal year end.

Security Valuation — Equity securities, except those traded on the Nasdaq Stock Market, Inc. (Nasdaq), are valued at the last quoted sales price as of the time of the regular close of the New York Stock Exchange on the valuation date. Securities traded on the Nasdaq are valued in accordance with the Nasdaq Official Closing Price, which may not be the last sales price. If on a particular day an equity security does not trade, then the mean between the bid and ask prices will be used, which approximates fair value. U.S. government and agency securities are valued at the mean between the bid and ask prices, which approximates fair value. Investment company securities are valued at net asset value per share, as reported by the underlying investment company. Generally, other securities and assets for which market quotations are not readily available are valued at fair value as determined in good faith under the direction of the Fund’s Board of Trustees (Board).

Federal Income Taxes — No provision for federal income taxes has been made as the Fund intends to continue to qualify for federal income tax purposes as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended, and make the requisite distributions to shareholders. The Fund evaluates tax positions taken or expected to be taken in the course of preparing the Fund’s tax returns to determine whether the tax positions are “more-likely-than-not” of being sustained by the applicable tax authority. Tax positions not deemed to meet the “more-likely-than-not” threshold are recorded as a tax benefit or expense in the current year. Management has analyzed the Fund’s tax positions taken for all open federal income tax years (Oct. 31, 2010–Oct. 31, 2013), and has concluded that no provision for federal income tax is required in the Fund’s financial statements.

Class Accounting — Investment income, common expenses and realized and unrealized gain (loss) on investments are allocated to the various classes of the Fund on the basis of daily net assets of each class. Distribution expenses relating to a specific class are charged directly to that class.

Repurchase Agreements — The Fund may purchase certain U.S. government securities subject to the counterparty’s agreement to repurchase them at an agreed upon date and price. The counterparty will be required on a daily basis to maintain the value of the collateral subject to the agreement at not less than the repurchase price (including accrued interest). The agreements are conditioned upon the collateral being deposited under the Federal Reserve book-entry system with the Fund’s custodian or a third party sub-custodian. In the event of default or bankruptcy by the other party to the agreement, retention of the collateral may be subject to legal proceedings. All open repurchase agreements as of the date of this report were entered into on Jan. 31, 2014.

Use of Estimates — The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the fair value of investments, the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates and the differences could be material.

4     NQ-101 [1/14] 3/14 (12236)

(Unaudited)

Other — Expenses directly attributable to the Fund are charged directly to the Fund. Other expenses common to various funds within the Delaware Investments® Family of Funds are generally allocated among such funds on the basis of average net assets. Management fees and some other expenses are paid monthly. Security transactions are recorded on the date the securities are purchased or sold (trade date) for financial reporting purposes. Costs used in calculating realized gains and losses on the sale of investment securities are those of the specific securities sold. Dividend income is recorded on the ex-dividend date and interest income is recorded on the accrual basis. Foreign dividends are also recorded on the ex-dividend date or as soon after the ex-dividend date that the Fund is aware of such dividends, net of all tax withholdings, a portion of which may be reclaimable. Withholding taxes and reclaims on foreign dividends have been recorded in accordance with the Fund’s understanding of the applicable country’s tax rules and rates. The Fund declares and pays distributions from net investment income and net realized gain on investments, if any, annually. Dividends and distributions, if any, are recorded on the ex-dividend date. The Fund may distribute more frequently, if necessary for tax purposes.

2. Investments

At Jan. 31, 2014, the cost of investments for federal income tax purposes has been estimated since final tax characteristics cannot be determined until fiscal year end. At Jan. 31, 2014, the cost of investments and unrealized appreciation (depreciation) for the Fund were as follows:

Cost of investments	$2,174,723,523
Aggregate unrealized appreciation	$595,301,984
Aggregate unrealized depreciation	(33,481,266)
Net unrealized appreciation	$561,820,718

For federal income tax purposes, capital loss carryforwards may be carried forward and applied against future capital gains. Capital loss carryforwards remaining at Oct. 31, 2013, will expire as follows: $27,065,298 expires in 2017.

On Dec. 22, 2010, the Regulated Investment Company Modernization Act of 2010 (Act) was enacted, which changed various technical rules governing the tax treatment of regulated investment companies. The changes are generally effective for taxable years beginning after the date of enactment. Under the Act, the Fund is permitted to carry forward capital losses incurred in taxable years beginning after the date of enactment for an unlimited period. However, any losses incurred during those future taxable years will be required to be utilized prior to the losses incurred in pre-enactment taxable years, which carry an expiration date. As a result of this ordering rule, pre-enactment capital loss carryforwards may be more likely to expire unused. Additionally, post-enactment capital loss carryforwards will retain their character as either short-term or long-term capital losses rather than being considered all short-term as permitted under previous regulation.

NQ-101 [1/14] 3/14 (12236)     5

(Unaudited)

U.S. GAAP defines fair value as the price that the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date under current market conditions. A three-level hierarchy for fair value measurements has been established based upon the transparency of inputs to the valuation of an asset or liability. Inputs may be observable or unobservable and refer broadly to the assumptions that market participants would use in pricing the asset or liability. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the reporting entity. Unobservable inputs reflect the reporting entity’s own assumptions about the assumptions that market participants would use in pricing the asset or liability developed based on the best information available under the circumstances. The Fund’s investment in its entirety is assigned a level based upon the observability of the inputs which are significant to the overall valuation. The three level hierarchy of inputs is summarized below.

Level 1 –	inputs are quoted prices in active markets for identical investments (e.g., equity securities, open-end investment companies, futures contracts, exchange-traded options contracts)

Level 2 –

other observable inputs (including, but not limited to: quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market-corroborated inputs) (e.g., debt securities, government securities, swap contracts, foreign currency exchange contracts, foreign securities utilizing international fair value pricing, broker-quoted securities, fair valued securities)

Level 3 –	inputs are significant unobservable inputs (including the Fund’s own assumptions used to determine the fair value of investments) (e.g., broker-quoted securities, fair valued securities)

Level 3 investments are valued using significant unobservable inputs. The Fund may also use an income-based valuation approach in which the anticipated future cash flows of the investment are discounted to calculate fair value. Discounts may also be applied due to the nature or duration of any restrictions on the disposition of the investments. Valuations may also be based upon current market prices of securities that are comparable in coupon, rating, maturity and industry. The derived value of a Level 3 investment may not represent the value which is received upon disposition and this could impact the results of operations.

The following table summarizes the valuation of the Fund’s investments by fair value hierarchy levels as of Jan. 31, 2014:

	Level 1	Level 2	Total
Common Stock	$2,654,032,410	$—	$2,654,032,410
Warrant	1,358,628	—	1,358,628
Short-Term Investments	—	81,153,203	81,153,203
Total	$2,655,391,038	$81,153,203	$2,736,544,241

During the period ended Jan. 31, 2014, there were no transfers between Level 1 investments, Level 2 investments, or Level 3 investments that had a material impact to the Fund. The Fund’s policy is to recognize transfers between levels at the beginning of the reporting period.

A reconciliation of Level 3 investments is presented when the Fund has a significant amount of Level 3 investments at the beginning, interim or end of the period in relation to net assets. At Jan. 31, 2014, there were no Level 3 investments.

6     NQ-101 [1/14] 3/14 (12236)

(Unaudited)

3. Securities Lending

The Fund, along with other funds in the Delaware Investments® Family of Funds, may lend its securities pursuant to a security lending agreement (Lending Agreement) with The Bank of New York Mellon (BNY Mellon). At the time a security is loaned, the borrower must post collateral equal to the required percentage of the market value of the loaned security, including any accrued interest. The required percentage is: (1) 102% with respect to U.S. securities and foreign securities that are denominated and payable in U.S. dollars; and (2) 105% with respect to foreign securities. With respect to each loan, if on any business day the aggregate market value of securities collateral plus cash collateral held is less than the aggregate market value of the securities which are the subject of such loan, the borrower will be notified to provide additional collateral by the end of the following business day which, together with the collateral already held, will be not less than the applicable initial collateral requirements for such security loan. If the aggregate market value of securities collateral and cash collateral held with respect to a security loan exceeds the applicable initial collateral requirement, upon request of the borrower, BNY Mellon must return enough collateral to the borrower by the end of the following business day to reduce the value of the remaining collateral to the applicable initial collateral requirement for such security loan. As a result of the foregoing, the value of the collateral held with respect to a loaned security on any particular day may be more or less than the value of the security on loan.

Cash collateral received is generally invested in the Delaware Investments Collateral Fund No. 1 (Collective Trust) established by BNY Mellon for the purpose of investment on behalf of funds managed by Delaware Management Company (DMC), a series of Delaware Management Business Trust, that participate in BNY Mellon’s securities lending program. The Collective Trust may invest in U.S. government securities and high-quality corporate debt, asset-backed and other money market securities and in repurchase agreements collateralized by such securities, provided that the Collective Trust will generally have a dollar-weighted average portfolio maturity of 60 days or less. The Fund can also accept U.S. government securities and letters of credit (non-cash collateral) in connection with securities loans. In the event of default or bankruptcy by the lending agent, realization and/ or retention of the collateral may be subject to legal proceedings. In the event the borrower fails to return loaned securities and the collateral received is insufficient to cover the value of the loaned securities and provided such collateral shortfall is not the result of investment losses, the lending agent has agreed to pay the amount of the shortfall to the Fund, or at the discretion of the lending agent, replace the loaned securities. The Fund continues to record dividends or interest, as applicable, on the securities loaned and are subject to changes in value of the securities loaned that may occur during the term of the loan. The Fund has the right under the Lending Agreement to recover the securities from the borrower on demand. With respect to security loans collateralized by non-cash collateral, the Fund receives loan premiums paid by the borrower. With respect to security loans collateralized by cash collateral, the earnings from the collateral investments are shared among the Fund, the security lending agent and the borrower. The Fund records security lending income net of allocations to the security lending agent and the borrower.

The Collective Trust used for the investment of cash collateral received from borrowers of securities seeks to maintain a net asset value per unit of $1.00, but there can be no assurance that it will always be able to do so. The Fund may incur investment losses as a result of investing securities lending collateral in the Collective Trust. This could occur if an investment in the Collective Trust defaulted or if it were necessary to liquidate assets in the Collective Trust to meet returns on outstanding security loans at a time when the Collective Trust’s net asset value per unit was less than $1.00. Under those circumstances, the Fund may not receive an amount from the Collective Trust that is equal in amount to the collateral the Fund would be required to return to the borrower of the securities and the Fund would be required to make up for this shortfall.

At Jan. 31, 2014, the Fund had no securities out on loan.

NQ-101 [1/14] 3/14 (12236)     7

(Unaudited)

4. Credit and Market Risk

The Fund may invest up to 15% of its net assets in illiquid securities, which may include securities with contractual restrictions on resale, securities exempt from registration under Rule 144A of the Securities Act of 1933, as amended, and other securities which may not be readily marketable. The relative illiquidity of these securities may impair the Fund from disposing of them in a timely manner and at a fair price when it is necessary or desirable to do so. While maintaining oversight, the Fund’s Board has delegated to DMC, the day-to-day functions of determining whether individual securities are illiquid for purposes of the Fund’s limitation on investments in illiquid securities. Securities eligible for resale pursuant to Rule 144A, which are determined to be liquid, are not subject to the Fund’s 15% limit on investments in illiquid securities. As of Jan. 31, 2014, there were no Rule 144A securities held by the Fund and no securities have been determined to be illiquid under the Fund’s Liquidity Procedures.

5. Subsequent Events

Delaware Investments has signed an agreement with its Focus Growth Equity Team, the Portfolio’s current portfolio management team, to establish a new joint venture called Jackson Square Partners. Delaware Management Company has obtained Board approval to appoint Jackson Square Partners as the sub-advisor to the Portfolio and to authorize a proxy solicitation to obtain the requisite prior shareholder approval. If the new sub-advisory arrangements are not approved by shareholders, Delaware Management Company will pursue an alternative recommendation and the Portfolio’s Board of Trustees will determine an appropriate course of action.

Management has determined that no other material events or transactions occurred subsequent to Jan. 31, 2014 that would require recognition or disclosure in the Fund’s schedule of investments.

8     NQ-101 [1/14] 3/14 (12236)

Schedule of investments
Delaware Global Real Estate Opportunities Fund	January 31, 2014 (Unaudited)

	Principal amount°	Value (U.S. $)
Convertible Bond – 1.10%
Forest City Enterprises 144A 3.625% exercise price
$24.21, expiration date 8/14/20 #	542,000	$547,759
Total Convertible Bond (cost $555,444)		547,759

	Number of
	Shares
Common Stock – 93.21%Δ
Australia – 6.22%
Dexus Property Group	1,134,780	989,882
Goodman Group	132,338	540,832
GPT Group-In Specie @=†	1,377,200	0
Investa Office Fund	143,015	388,126
Mirvac Group	433,746	633,961
Westfield Group	60,527	541,303
		3,094,104
Belgium – 0.43%
Cofinimmo	1,850	215,187
		215,187
Canada – 1.94%
Boardwalk Real Estate Investment Trust	9,983	524,454
Canadian Real Estate Investment Trust	11,532	440,340
		964,794
China/Hong Kong – 5.99%
Hongkong Land Holdings	95,000	571,848
Hysan Development	158,072	623,180
Link REIT	91,500	413,736
Sun Hung Kai Properties	92,053	1,122,441
Wharf Holdings	36,685	249,730
		2,980,935
France – 2.93%
Klepierre	14,372	622,954
Unibail-Rodamco	3,477	836,910
		1,459,864
Germany – 2.15%
Alstria Office REIT	44,062	571,924
Deutsche Annington Immobilien †	19,299	495,899
		1,067,823
Italy – 0.49%
Beni Stabili	331,000	244,960
		244,960
Japan – 8.59%
GLP J-REIT	533	552,236

NQ-223 [1/14] 3/14 (12249)     1

Schedule of investments
Delaware Global Real Estate Opportunities Fund

	Number of
	Shares	Value (U.S. $)
Common StockΔ (continued)
Japan (continued)
Japan Real Estate Investment	54	$278,716
Kenedix Realty Investment	44	218,656
Mitsubishi Estate	32,642	801,685
Mitsui Fudosan	35,446	1,119,307
Nippon Building Fund	74	420,507
Sumitomo Realty & Development	20,000	883,019
		4,274,126
Mexico – 0.66%
Concentradora Fibra Hotelera Mexicana	203,231	329,761
		329,761
Singapore – 2.06%
Global Logistic Properties	220,000	481,634
Mapletree Commercial Trust	348,694	317,831
Starhill Global REIT	374,000	223,531
		1,022,996
Sweden – 0.59%
Hufvudstaden Class A	22,083	295,795
		295,795
United Kingdom – 7.27%
British Land	105,047	1,132,826
Derwent London	16,018	655,582
Great Portland Estates	86,203	856,184
Land Securities Group	13,991	236,254
Segro	132,852	735,532
		3,616,378
United States – 53.89%
American Campus Communities	10,871	377,876
Apartment Investment & Management	14,676	410,488
AvalonBay Communities	4,555	562,542
Boston Properties	9,718	1,050,419
Brandywine Realty Trust	28,813	410,585
Camden Property Trust	4,938	305,267
Corporate Office Properties Trust	10,584	263,012
DDR	34,329	537,935
Douglas Emmett	16,336	415,424
Duke Realty	49,956	784,809
EPR Properties	11,345	579,503
Equity One	18,400	416,944
Equity Residential	21,533	1,192,498
Essex Property Trust	4,491	711,240
First Industrial Realty Trust	22,255	381,896

2     NQ-223 [1/14] 3/14 (12249)

	Number of
	Shares	Value (U.S. $)
Common StockΔ (continued)
United States (continued)
General Growth Properties	49,325	$993,406
Healthcare Realty Trust	13,014	298,281
Healthcare Trust of America Class A	31,984	343,188
Highwoods Properties	11,038	409,951
Hilton Worldwide Holdings †	7,886	170,732
Host Hotels & Resorts	40,582	746,303
Kilroy Realty	9,214	486,499
Kimco Realty	25,889	541,339
Kite Realty Group Trust	35,682	230,149
LaSalle Hotel Properties	11,911	366,382
Lexington Realty Trust	29,766	321,770
Liberty Property Trust	7,194	261,862
Macerich	4,678	264,775
National Retail Properties	7,494	248,801
Pebblebrook Hotel Trust	13,876	418,084
Post Properties	8,638	405,381
Prologis	26,387	1,022,760
PS Business Parks	5,912	464,506
Public Storage	4,413	695,445
Ramco-Gershenson Properties Trust	30,584	488,426
Regency Centers	8,258	397,540
RLJ Lodging Trust	13,961	348,746
Simon Property Group	16,799	2,601,162
SL Green Realty	6,733	631,353
Spirit Realty Capital	51,344	544,246
STAG Industrial	20,295	435,531
Strategic Hotels & Resorts †	58,350	543,238
Tanger Factory Outlet Centers	14,626	488,216
Taubman Centers	6,345	412,552
UDR	29,772	724,650
Ventas	16,610	1,036,298
Vornado Realty Trust	11,651	1,069,911
		26,811,921
Total Common Stock (cost $45,689,229)		46,378,644

NQ-223 [1/14] 3/14 (12249)     3

Schedule of investments
Delaware Global Real Estate Opportunities Fund

	Principal amount°	Value (U.S. $)
Short-Term Investments – 5.83%
Repurchase Agreements – 5.17%
Bank of America Merrill Lynch
0.01%, dated 1/31/14, to be repurchased on 2/3/14,
repurchase price $648,059 (collateralized by U.S.
government obligations 0.00%-1.25% 5/8/14-11/30/18;
market value $661,019)	648,058	$648,058
Bank of Montreal
0.02%, dated 1/31/14, to be repurchased on 2/3/14,
repurchase price $108,010 (collateralized by U.S.
government obligations 0.25%-2.75% 4/30/14-
11/15/23; market value $110,170)	108,010	108,010
BNP Paribas
0.02%, dated 1/31/14, to be repurchased on 2/3/14,
repurchase price $1,815,935 (collateralized by U.S.
government obligations 0.25%-2.375% 3/31/14-
12/31/20; market value $1,852,251)	1,815,932	1,815,932
		2,572,000
U.S. Treasury Obligations – 0.66%≠
U.S. Treasury Bills
0.04% 4/24/14	208,282	208,270
0.093% 11/13/14	119,490	119,423
		327,693
Total Short-Term Investments (cost $2,899,661)		2,899,693

Total Value of Securities – 100.14%
(cost $49,144,334)		49,826,096

Liabilities Net of Receivables and Other Assets – (0.14%)		(70,949)
Net Assets – 100.00%		$49,755,147

#

Security exempt from registration under Rule 144A of the Securities Act of 1933, as amended. At Jan. 31, 2014, the aggregate value of Rule 144A securities was $547,759, which represents 1.10% of the Fund’s net assets. See Note 5 in “Notes.”

@	Illiquid security. At Jan. 31, 2014, the aggregate value of illiquid securities was $0, which represents 0.00% of the Fund’s net assets. See Note 5 in “Notes.”
=

Security is being fair valued in accordance with the Fund’s fair valuation policy. At Jan. 31, 2014, the aggregate value of fair valued securities was $0, which represents 0.00% of the Fund’s net assets. See Note 1 in “Notes.”

≠	The rate shown is the effective yield at the time of purchase.
°	Principal amount shown is stated in U.S. dollars unless noted that the security is denominated in another currency.
†	Non income producing security.
Δ	Securities have been classified by country of origin.

4     NQ-223 [1/14] 3/14 (12249)

The following foreign currency exchange contracts were outstanding at Jan. 31, 2014:1

Foreign Currency Exchange Contracts

						Unrealized
	Contracts to					Appreciation
Counterparty	Receive (Deliver)		In Exchange For		Settlement Date	(Depreciation)
BNYM	EUR	(109,064)	USD	147,771	2/4/14	$660
BNYM	EUR	(127,536)	USD	171,969	2/5/14	(58)
BNYM	GBP	144,235	USD	(237,757)	2/5/14	(636)
BNYM	JPY	(23,042,384)	USD	224,957	2/5/14	(566)
						$(600)

The use of foreign currency exchange contracts involves elements of market risk and risks in excess of the amount disclosed in the financial statements. The foreign currency exchange contracts presented above represent the Fund’s total exposure in such contracts, whereas only the net unrealized appreciation (depreciation) is reflected in the Fund’s net assets.

1See Note 3 in “Notes.”

Summary of abbreviations:
BNYM – BNY Mellon
EUR – European Monetary Unit
GBP – British Pound Sterling
JPY – Japanese Yen
REIT – Real Estate Investment Trust
USD – United States Dollar

NQ-223 [1/14] 3/14 (12249)     5

Notes
Delaware Global Real Estate Opportunities Fund	January 31, 2014 (Unaudited)

1. Significant Accounting Policies

The following accounting policies are in accordance with U.S. generally accepted accounting principles (U.S. GAAP) and are consistently followed by Delaware Group® Adviser Funds – Delaware Global Real Estate Opportunities Fund (Fund). This report covers the period of time since the Fund’s last fiscal year end.

Security Valuation — Equity securities, except those traded on the Nasdaq Stock Market, Inc. (Nasdaq), are valued at the last quoted sales price as of the time of the regular close of the New York Stock Exchange on the valuation date. Securities traded on the Nasdaq are valued in accordance with the Nasdaq Official Closing Price, which may not be the last sales price. If on a particular day an equity security does not trade, then the mean between the bid and ask prices will be used, which approximates fair value. Securities listed on a foreign exchange are normally valued at the last quoted sales price on the valuation date. Debt securities are valued based upon valuations provided by an independent pricing service or broker and reviewed by management. To the extent current market prices are not available, the pricing service may take into account developments related to the specific security, as well as transactions in comparable securities. U.S. government and agency securities are valued at the mean between the bid and ask prices, which approximates fair value. Valuations for fixed income securities utilize matrix systems, which reflect such factors as security prices, yields, maturities, and ratings, and are supplemented by dealer and exchange quotations. Investment company securities are valued at net asset value per share, as reported by the underlying investment company. Foreign currency exchange contracts and foreign cross currency exchange contracts are valued at the mean between the bid and the ask prices, which approximates fair value. Interpolated values are derived when the settlement date of the contract is an interim date for which quotations are not available. Generally, other securities and assets for which market quotations are not readily available are valued at fair value as determined in good faith under the direction of the Fund’s Board of Trustees (Board). In determining whether market quotations are readily available or fair valuation will be used, various factors will be taken into consideration, such as market closures or suspension of trading in a security. The Fund may use fair value pricing more frequently for securities traded primarily in non-U.S. markets because, among other things, most foreign markets close well before the Fund values its securities, generally as of 4:00 p.m. Eastern time. The earlier close of these foreign markets gives rise to the possibility that significant events, including broad market moves, government actions or pronouncements, aftermarket trading, or news events may have occurred in the interim. To account for this, the Fund may frequently value foreign securities using fair value prices based on third-party vendor modeling tools (international fair value pricing).

Federal and Foreign Income Taxes — No provision for federal income taxes has been made as the Fund intends to continue to qualify for federal income tax purposes as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended, and make the requisite distributions to shareholders. The Fund evaluates tax positions taken or expected to be taken in the course of preparing the Fund’s tax returns to determine whether the tax positions are “more-likely-than-not” of being sustained by the applicable tax authority. Tax positions not deemed to meet the “more-likely-than-not” threshold are recorded as a tax benefit or expense in the current year. Management has analyzed the Fund’s tax positions taken for all open federal income tax years (Oct. 31, 2010–Oct. 31, 2013), and has concluded that no provision for federal income tax is required in the Fund’s financial statements. In regard to foreign taxes only, the Fund has open tax years in certain foreign countries it invests in that may date back to the inception of the Fund.

6     NQ-223 [1/14] 3/14 (12249)

(Unaudited)

Class Accounting — Investment income, common expenses and realized and unrealized gain (loss) on investments are allocated to the various classes of the Fund on the basis of daily net assets of each class. Distribution expenses relating to a specific class are charged directly to that class.

Repurchase Agreements — The Fund may purchase certain U.S. government securities subject to the counterparty’s agreement to repurchase them at an agreed upon date and price. The counterparty will be required on a daily basis to maintain the value of the collateral subject to the agreement at not less than the repurchase price (including accrued interest). The agreements are conditioned upon the collateral being deposited under the Federal Reserve book-entry system with the Fund’s custodian or a third-party sub-custodian. In the event of default or bankruptcy by the other party to the agreement, retention of the collateral may be subject to legal proceedings. All open repurchase agreements as of the date of this report were entered into on Jan. 31, 2014.

Foreign Currency Transactions — Transactions denominated in foreign currencies are recorded at the prevailing exchange rates on the valuation date in accordance with the Fund’s prospectus. The value of all assets and liabilities denominated in foreign currencies is translated daily into U.S. dollars at the exchange rate of such currencies against the U.S. dollar. Transaction gains or losses resulting from changes in exchange rates during the reporting period or upon settlement of the foreign currency transaction are reported in operations for the current period. The Fund generally does not bifurcate that portion of realized gains and losses on investments which is due to changes in foreign exchange rates from that which is due to changes in market prices. The changes are included with the net realized and unrealized gain or loss on investments. The Fund reports certain foreign currency related transactions as components of realized gains (losses) for financial reporting purposes, whereas such components are treated as ordinary income (loss) for federal income tax purposes.

Use of Estimates — The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the fair value of investments, the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates and the differences could be material.

Other — Expenses directly attributable to the Fund are charged directly to the Fund. Other expenses common to various funds within the Delaware Investments® Family of Funds are generally allocated among such funds on the basis of average net assets. Management fees and some other expenses are paid monthly. Security transactions are recorded on the date the securities are purchased or sold (trade date) for financial reporting purposes. Costs used in calculating realized gains and losses on the sale of investment securities are those of the specific securities sold. Dividend income is recorded on the ex-dividend date and interest income is recorded on the accrual basis. Distributions received from investments in Real Estate Investment Trusts (REITs) are recorded as dividend income on the ex-dividend date, subject to reclassification upon notice of the character of such distributions by the issuer. Foreign dividends are also recorded on the ex-dividend date or as soon after the ex-dividend date that the Fund is aware of such dividends, net of all tax withholdings, a portion of which may be reclaimable. Withholding taxes and reclaims on foreign dividends have been recorded in accordance with the Fund’s understanding of the applicable country’s tax rules and rates. The Fund declares and pays distributions from net investment income quarterly and net realized gain on investments, if any, annually. The Fund may distribute more frequently, if necessary for tax purposes. Dividends and distributions, if any, are recorded on the ex-dividend date.

NQ-223 [1/14] 3/14 (12249)     7

(Unaudited)

2. Investments

At Jan. 31, 2014, the cost of investments for federal income tax purposes has been estimated since final tax characteristics cannot be determined until fiscal year end. At Jan. 31, 2014, the cost of investments and unrealized appreciation (depreciation) for the Fund were as follows:

Cost of investments	$49,650,772
Aggregate unrealized appreciation	$2,261,814
Aggregate unrealized depreciation	(2,086,490)
Net unrealized appreciation	$175,324

For federal income tax purposes, at Oct. 31, 2013, capital loss carryforwards of $97,350,232 may be carried forward and applied against future capital gains. Capital loss carryforwards will expire as follows: $43,164,891 expires in 2016, $50,784,384 expires in 2017, and $3,400,957 expires in 2018.

On Dec. 22, 2010, the Regulated Investment Company Modernization Act of 2010 (Act) was enacted, which changed various technical rules governing the tax treatment of regulated investment companies. The changes were generally effective for taxable years beginning after the date of enactment. Under the Act, the Fund is permitted to carry forward capital losses incurred in taxable years beginning after the date of enactment for an unlimited period. However, any losses incurred during those future taxable years will be required to be utilized prior to the losses incurred in pre-enactment taxable years, which carry an expiration date. As a result of this ordering rule, pre-enactment capital loss carryforwards may be more likely to expire unused. Additionally, post-enactment capital loss carryforwards will retain their character as either short-term or long-term capital losses rather than being considered all short-term as permitted under previous regulation.

U.S. GAAP defines fair value as the price that the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date under current market conditions. A three-level hierarchy for fair value measurements has been established based upon the transparency of inputs to the valuation of an asset or liability. Inputs may be observable or unobservable and refer broadly to the assumptions that market participants would use in pricing the asset or liability. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the reporting entity. Unobservable inputs reflect the reporting entity’s own assumptions about the assumptions that market participants would use in pricing the asset or liability developed based on the best information available under the circumstances. The Fund’s investment in its entirety is assigned a level based upon the observability of the inputs which are significant to the overall valuation. The three-level hierarchy of inputs is summarized below.

Level 1 –	inputs are quoted prices in active markets for identical investments (e.g., equity securities, open-end investment companies, futures contracts, exchange-traded options contracts)

8     NQ-223 [1/14] 3/14 (12249)

(Unaudited)

Level 2 –	other observable inputs (including, but not limited to: quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market-corroborated inputs) (e.g., debt securities, government securities, swap contracts, foreign currency exchange contracts, foreign securities utilizing international fair value pricing, broker-quoted securities, fair valued securities)

Level 3 –	inputs are significant unobservable inputs (including the Fund’s own assumptions used to determine the fair value of investments) (e.g., broker-quoted securities, fair valued securities)

Level 3 investments are valued using significant unobservable inputs. The Fund may also use an income-based valuation approach in which the anticipated future cash flows of the investment are discounted to calculate fair value. Discounts may also be applied due to the nature or duration of any restrictions on the disposition of the investments. Valuations may also be based upon current market prices of securities that are comparable in coupon, rating, maturity and industry. The derived value of a Level 3 investment may not represent the value which is received upon disposition and this could impact the results of operations.

The following table summarizes the valuation of the Fund’s investments by fair value hierarchy levels as of Jan. 31, 2014:

	Level 1	Level 2	Total
Convertible Bond	$—	$547,759	$547,759
Common Stock
Australia	—	3,094,104	3,094,104
Belgium	—	215,187	215,187
Canada	964,794	—	964,794
China/Hong Kong	—	2,980,935	2,980,935
France	—	1,459,864	1,459,864
Germany	—	1,067,823	1,067,823
Italy	—	244,960	244,960
Japan	—	4,274,126	4,274,126
Mexico	329,761	—	329,761
Singapore	—	1,022,996	1,022,996
Sweden	—	295,795	295,795
United Kingdom	236,254	3,380,124	3,616,378
United States	26,811,921	—	26,811,921
Short-Term Investments	—	2,899,693	2,899,693

Total	$28,342,730	$21,483,366	$49,826,096
Foreign Currency Exchange Contracts	$—	$(600)	$(600)

As a result of utilizing international fair value pricing at Jan. 31, 2014, a portion of the portfolio was categorized as Level 2.

NQ-223 [1/14] 3/14 (12249)     9

(Unaudited)

The securities that have been deemed worthless on the schedule of investments are considered to be Level 3 investments in this table.

During the period ended Jan. 31, 2014, there were no transfers between Level 1 investments, Level 2 investments or Level 3 investments that had a significant impact to the Fund. This does not include transfers between Level 1 investments and Level 2 investments due to the Fund utilizing international fair value pricing during the period. In accordance with the fair valuation procedures described in Note 1, international fair value pricing of securities in the Fund occurs when market volatility exceeds an established rolling threshold. If the threshold is exceeded on a given date, then prices of international securities (those traded on exchanges that close at a different time than the time that the Fund’s Net Asset Value is determined) will be established using a separate pricing feed from a third party vendor designed to establish a price for each such security as of the time that the Fund’s Net Asset Value is determined. Further, international fair value pricing uses other observable market-based inputs in place of the closing exchange price due to the events occurring after the close of the exchange or market on which the investment is principally traded, causing a change in classification between levels. The Fund’s policy is to recognize transfers between levels at the beginning of the reporting period.

A reconciliation of Level 3 investments is presented when the Fund has a significant amount of Level 3 investments at the beginning, interim or end of the period in relation to net assets. Management has determined not to provide additional disclosure on Level 3 inputs under ASU No. 2011-04 since the Level 3 investments are not considered significant to the Fund’s net assets at the end of the period.

3. Derivatives

U.S. GAAP requires disclosures that enable investors to understand: (1) how and why an entity uses derivatives; (2) how they are accounted for; and (3) how they affect an entity’s results of operations and financial position.

Foreign Currency Exchange Contracts — The Fund may enter into foreign currency exchange contracts and foreign cross currency exchange contracts as a way of managing foreign exchange rate risk. The Fund may enter into these contracts to fix the U.S. dollar value of a security that it has agreed to buy or sell for the period between the date the trade was entered into and the date the security is delivered and paid for. The Fund may also use these contracts to hedge the U.S. dollar value of securities it already owns that are denominated in foreign currencies. The change in value is recorded as an unrealized gain or loss. When the contract is closed, a realized gain or loss is recorded equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

The use of foreign currency exchange contracts and foreign cross currency exchange contracts does not eliminate fluctuations in the underlying prices of the securities, but does establish a rate of exchange that can be achieved in the future. Although foreign currency exchange contracts and foreign cross currency exchange contracts limit the risk of loss due to an unfavorable change in the value of the hedged currency, they also limit any potential gain that might result should the value of the currency change favorably. In addition, the Fund could be exposed to risks if the counterparties to the contracts are unable to meet the terms of their contracts. The Fund’s maximum risk of loss from counterparty credit risk is the value of its currency exchanged with the counterparty. The risk is generally mitigated by having a netting arrangement between the Fund and the counterparty and by the posting of collateral by the counterparty to the Fund to cover the Fund’s exposure to the counterparty.

10     NQ-223 [1/14] 3/14 (12249)

(Unaudited)

4. Securities Lending

The Fund, along with other funds in the Delaware Investments® Family of Funds, may lend may lend its securities pursuant to a security lending agreement (Lending Agreement) with The Bank of New York Mellon (BNY Mellon). At the time a security is loaned, the borrower must post collateral equal to the required percentage of the market value of the loaned security, including any accrued interest. The required percentage is: (1) 102% with respect to U.S. securities and foreign securities that are denominated and payable in U.S. dollars; and (2) 105% with respect to foreign securities. With respect to each loan, if on any business day the aggregate market value of securities collateral plus cash collateral held is less than the aggregate market value of the securities which are the subject of such loan, the borrower will be notified to provide additional collateral by the end of the following business day which, together with the collateral already held, will be not less than the applicable initial collateral requirements for such security loan. If the aggregate market value of securities collateral and cash collateral held with respect to a security loan exceeds the applicable initial collateral requirement, upon the request of the borrower, BNY Mellon must return enough collateral to the borrower by the end of the following business day to reduce the value of the remaining collateral to the applicable initial collateral requirement for such security loan. As a result of the foregoing, the value of the collateral held with respect to a loaned security on any particular day may be more or less than the value of the security on loan.

Cash collateral received is generally invested in the Delaware Investments Collateral Fund No. 1 (Collective Trust) established by BNY Mellon for the purpose of investment on behalf of funds managed by Delaware Management Company (DMC), a series of Delaware Management Business Trust, that participate in BNY Mellon’s securities lending program. The Collective Trust may invest in U.S. government securities and high quality corporate debt, asset-backed and other money market securities and in repurchase agreements collateralized by such securities, provided that the Collective Trust will generally have a dollar-weighted average portfolio maturity of 60 days or less. The Fund can also accept U.S. government securities and letters of credit (non-cash collateral) in connection with securities loans. In the event of default or bankruptcy by the lending agent, realization and/or retention of the collateral may be subject to legal proceedings. In the event the borrower fails to return loaned securities and the collateral received is insufficient to cover the value of the loaned securities and provided such collateral shortfall is not the result of investment losses, the lending agent has agreed to pay the amount of the shortfall to the Fund or, at the discretion of the lending agent, replace the loaned securities. The Fund continues to record dividends or interest, as applicable, on the securities loaned and is subject to changes in value of the securities loaned that may occur during the term of the loan. The Fund has the right under the Lending Agreement to recover the securities from the borrower on demand. With respect to security loans collateralized by non-cash collateral, the Fund receives loan premiums paid by the borrower. With respect to security loans collateralized by cash collateral, the earnings from the collateral investments are shared among the Fund, the security lending agent and the borrower. The Fund records security lending income net of allocations to the security lending agent and the borrower.

NQ-223 [1/14] 3/14 (12249)     11

(Unaudited)

The Collective Trust used for the investment of cash collateral received from borrowers of securities seeks to maintain a net asset value per unit of $1.00, but there can be no assurance that it will always be able to do so. The Fund may incur investment losses as a result of investing securities lending collateral in the Collective Trust. This could occur if an investment in a Collective Trust pool defaulted or if it were necessary to liquidate assets in the Collective Trust to meet returns on outstanding security loans at a time when the Collective Trust’s net asset value per unit was less than $1.00. Under those circumstances, the Fund may not receive an amount from the Collective Trust that is equal in amount to the collateral the Fund would be required to return to the borrower of the securities and the Fund would be required to make up for this shortfall.

At Jan. 31, 2014, the Fund had no securities out on loan.

5. Credit and Market Risk

Some countries in which the Fund may invest require governmental approval for the repatriation of investment income, capital or the proceeds of sales of securities by foreign investors. In addition, if there is deterioration in a country’s balance of payments or for other reasons, a country may impose temporary restrictions on foreign capital remittances abroad.

The securities exchanges of certain foreign markets are substantially smaller, less liquid and more volatile than the major securities markets in the United States. Consequently, acquisition and disposition of securities by the Fund may be inhibited. In addition, a significant portion of the aggregate market value of equity securities listed on the major securities exchanges in emerging markets is held by a smaller number of investors. This may limit the number of shares available for acquisition or disposition by the Fund.

The Fund concentrates its investments in the real estate industry and is subject to the risks associated with that industry. If the Fund holds real estate directly as a result of defaults or receives rental income directly from real estate holdings, its tax status as a regulated investment company may be jeopardized. The Fund is also affected by interest rate changes, particularly if the REITs it holds use floating rate debt to finance their ongoing operations. Its investments may also tend to fluctuate more in value than a portfolio that invests in a broader range of industries.

The Fund may invest up to 15% of its net assets in illiquid securities, which may include securities with contractual restrictions on resale, securities exempt from registration under Rule 144A of the Securities Act of 1933, as amended, and other securities which may not be readily marketable. The relative illiquidity of these securities may impair the Fund from disposing of them in a timely manner and at a fair price when it is necessary or desirable to do so. While maintaining oversight, the Fund’s Board has delegated to DMC the day-to-day functions of determining whether individual securities are liquid for purposes of the Fund’s limitation on investments in illiquid securities. Securities eligible for resale pursuant to Rule 144A, which are determined to be liquid, are not subject to the Fund’s 15% limit on investments in illiquid securities. Rule 144A and illiquid securities have been identified in the schedule of investments.

6. Subsequent Events

Management has determined that no material events or transactions occurred subsequent to Jan. 31, 2014 that would require recognition or disclosure in the Fund’s schedule of investments.

12     NQ-223 [1/14] 3/14 (12249)

Item 2. Controls and Procedures.

     The registrant’s principal executive officer and principal financial officer have evaluated the registrant’s disclosure controls and procedures within 90 days of the filing of this report and have concluded that they are effective in providing reasonable assurance that the information required to be disclosed by the registrant in its reports or statements filed under the Securities Exchange Act of 1934 is recorded, processed, summarized and reported within the time periods specified in the rules and forms of the Securities and Exchange Commission.

     There were no significant changes in the registrant’s internal control over financial reporting that occurred during the registrant’s last fiscal quarter that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 3. Exhibits.

     File as exhibits as part of this Form a separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the Act (17 CFR 270.30a-2(a)), exactly as set forth below: